File No. 33-12112
                                                            File No. 811-5032

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933[ ]

                        Pre-Effective Amendment No.               [ ]

                      Post-Effective Amendment No. 14             [X]

                                      and

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                ACT OF 1940                       [ ]
                              Amendment No. 15                    [X]

                                Baron Asset Fund
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                          767 Fifth Avenue, 24th Floor

                            New York, New York 10153
--------------------------------------------------------------------------------
              (Address of Principal Executive Offices) (zip code)

       Registrant's Telephone Number, including Area Code: (212) 583-2000

                               Linda S. Martinson
                                BARON ASSET FUND
                                767 Fifth Avenue
                                   24th Floor
                            New York, New York 10153
--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Immediately
It is proposed that this filing will become effective (check appropriate box)
 X   immediately upon filing pursuant to paragraph (b)
---
     on (date) pursuant to paragraph (b)
---
     60 days after filing pursuant to paragraph (a)(1)
---
     on (date) pursuant to paragraph (a)(1)
---
     75 days after filing pursuant to paragraph (a)(2)
---
     on (date) pursuant to paragraph (a)(2) of rule 485
---

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, Registrant has registered an indefinite number of shares of beneficial interest, $0.01 par value, of securities of the Fund, now existing or hereafter established, under the Securities Act of 1933. The Rule 24f-2 Notice for Registrant's most recent fiscal year was filed on November 28, 1997.

The Registrant proposes that this amendment will become effective pursuant to Rule 485(a)(2) under the Securities Act of 1933.

                                BARON ASSET FUND
                             CROSS-REFERENCE SHEET

                          Items Required by Form N-1A
                          ---------------------------

PART A
------

                                                 Caption in
Item No.             Item Caption                Prospectus
--------             ------------                ----------
1.                   Cover Page                  COVER PAGE
2.                   Synopsis                    FUND EXPENSES
3.                   Condensed Financial         FINANCIAL HIGHLIGHTS
                     Information
4.                   General Description of      INVESTMENT OBJECTIVE AND
                     Registrant                  PHILOSOPHY; INVESTMENT
                                                 POLICIES AND RISKS; GENERAL
                                                 POLICIES; DISTRIBUTION PLAN;
                                                 INVESTMENT PERFORMANCE;
                                                 GENERAL INFORMATION
5.                   Management of the Fund      MANAGEMENT OF THE FUNDS;
                                                 INVESTMENT OBJECTIVES AND
                                                 PHILOSOPHY; INVESTMENT
                                                 POLICIES AND RISKS; GENERAL
                                                 POLICIES; FUND EXPENSES
6.                   Capital Stock and Other     DIVIDENDS AND DISTRIBUTIONS;
                     Securities                  TAXES; GENERAL INFORMATION
7.                   Purchase of Securities      HOW TO PURCHASE SHARES;
                     Being Offered               DETERMINING YOUR SHARE PRICE;
                                                 DISTRIBUTION PLAN; GENERAL
                                                 INFORMATION
8.                   Redemption or Repurchase    HOW TO REDEEM SHARES;
                                                 DETERMINING YOUR SHARE PRICE;
                                                 GENERAL INFORMATION
9.                   Pending Legal Proceedings   NOT APPLICABLE

PART B
------

                                                 Caption in Statement of
Item No.             Item Caption                Additional Information
--------             ------------                -----------------------
10.                  Cover Page                  COVER PAGE
11.                  Table of Contents           TABLE OF CONTENTS
12.                  General Information and     NOT APPLICABLE
                     History
13.                  Investment Objectives and   INVESTMENT OBJECTIVES AND
                     Policies                    POLICIES
14.                  Management of the           MANAGEMENT OF THE FUNDS
                     Registrant
15.                  Control Persons and         MANAGEMENT OF THE FUNDS
                     Prinicipal Holders of
                     Securities
16.                  Investment Advisory and     MANAGEMENT OF THE FUNDS
                     Other Services
17.                  Brokerage Allocation and    MANAGEMENT OF THE FUNDS
                     Other Practices
18.                  Capital Stock and Other     ORGANIZATION AND
                     Securities                  CAPITALIZATION
19.                  Purchase, Redemption and    MANAGEMENT OF THE FUNDS;
                                                 REDEMPTION OF SHARES; NET
                                                 ASSET VALUE
20.                  Tax Status                  NOT APPLICABLE
21.                  Underwriters                MANAGEMENT OF THE FUNDS
22.                  Calculation of Performance  CALCULATION OF PERFORMANCE
                     Data                        DATA
23.                  Financial Statements        FINANCIAL STATEMENTS FOR
                                                 THE FISCAL YEAR ENDED
                                                 SEPTEMBER 30, 1997

PROSPECTUS

                               [BARON FUNDS LOGO]

                                  JANUARY 1998

                                 BARON ASSET FUND

                                   BARON GROWTH
                                   & INCOME FUND

                                BARON SMALL CAP FUND


                               [GRAPHIC]

                          [PHOTO OF RONALD BARON]

WELCOME TO BARON FUNDS:

          Many investment strategies can be successful. Twenty-eight years experience as a securities analyst and twenty-three years as a portfolio manager have taught me there are many ways to be a successful investor. Baron Funds has chosen to be a long term investor in publicly owned businesses. Baron Funds is not a short term trader of common stocks. Baron Funds focuses on the long term fundamental prospects for the businesses in which we are investors. The Funds have often remained shareholders of companies, part owners of their businesses, for years. Regardless of stock market fluctuations. We don't even try to predict what the market will do. This because since I became interested in investing while I was still in school, I have never known or observed anyone who has been able to forecast broad market trends accurately.

          Baron Asset Fund, our first mutual fund, was founded in June 1987. It has been a shareholder in discount broker, mutual fund distributor Charles Schwab since 1992, in nursing homeowner/operator Manor Care since 1989, in casino hotel owner/operator Mirage Resorts since 1987, in specialized temporary help provider Robert Half since 1991 and in private college DeVry, also since 1991. Baron Asset Fund's long term performance, more than six fold appreciation since its inception, has benefited from the very strong growth experienced by these businesses during the past several years. The stock prices of all these companies have appreciated several fold since our initial purchases. We believe the prospects for these businesses, and therefore for their stocks, continue to be favorable. Past performance is no guarantee of future results.

          Baron Funds does not rely upon brokerage firm research, computer-based stock selections or so-called momentum investing. Baron Funds does not seek to emulate popular market indexes. The Funds' investment decisions are based upon our independent, fundamental analyses of businesses. Basics. Company visits; management, employee, customer and competitor interviews; our opinions of management talent, integrity, honesty and business strategies; and our assessments of industry prospects. Baron Funds believes management is a most critical element in determining the success of a business. We choose to invest in people, not just in buildings. We believe my long experience as a securities analyst, as well as the exten-

NOT PART OF THE PROSPECTUS
          sive experience of our five senior analysts, Cliff Greenberg, Susan Robbins, Mitch Rubin, Matt Ervin and Morty Schaja, offer our Funds significant competitive advantage in studying, understanding and analyzing businesses and their managements.


          [GROUP PHOTO]

          Once we qualitatively identify great businesses and managements in which we would like to invest, we value those businesses quantitatively. Baron Funds seeks to purchase either debt or equity issued by companies with compelling investment characteristics before their business prospects are widely recognized. Baron Funds seeks to purchase securities at prices which offer our shareholders the potential to earn a return of at least 50% over a two-year period. We are willing to invest in income producing securities such as real estate investment trusts or convertible bonds which offer us the potential to earn at least 30% over a two-year period. We will accept a lower potential return on income generating securities because we regard these securities as less risky. Baron Asset Fund's long term performance has so far met our stated objective of doubling our shareholders money every three to five years. Of course, we cannot guarantee that we will continue to be able to achieve these results.

          Baron Funds invests in growing, well managed, very profitable businesses. Baron Funds focuses its investments in businesses managed by hardworking, ethical, entrepreneurial executives. These companies are usually small and mid-sized. They are nearly always growing their businesses' intrinsic values, e.g. earnings, cash flow or asset value, at least 15-20% per year. These companies are in emerging, job creating sunrise industries, industries in which our children are likely to work, not industries in which our parents and grandparents were employed. Baron Funds currently has significant investments in health care, education, financial services, government privatization services, communications, media and entertainment, casino gaming, temporary help and other outsourced business services. These industries are favorably impacted by strong ""megatrends," long lasting economic trends often caused by demographics, societal changes and legislative initiatives and programs. These areas of investment focus represent several of our investment themes. Because investors have differing investment needs and risk tolerances, we currently offer three Funds to help you achieve your long term financial goals.

NOT PART OF THE PROSPECTUS

BARON ASSET FUND, A NO-LOAD, SMALL CAP FUND

          Baron Asset Fund, founded June 12, 1987, invests primarily in small and mid-sized companies. We believe the market is least efficient when valuing assets and growth prospects of these companies. This is because most investors and securities analysts are most interested in larger companies. They also seem to be most interested in current events and company earnings results for the next three months, information they believe will influence stock prices in the near term. This provides our Fund with investment opportunity since we focus, instead, on the prospects for businesses over the long term, e.g. at least three to five years. Baron Asset Fund is suitable for investors seeking long term capital appreciation.

BARON GROWTH & INCOME FUND, A NO-LOAD, GROWTH AND INCOME FUND

          Baron Growth & Income Fund, founded January 3, 1995, also invests primarily in common stocks of well managed, fast growing, small and mid-sized companies. In addition, it currently invests 25-30% of its assets in convertible debt securities and dividend paying common stocks which offer both attractive yields and growth. A large portion of these income producing securities are currently real estate investment trusts. Baron Growth & Income Fund could achieve higher returns than most growth and income funds due to its investments in fast growing smaller companies; it should be less volatile than most small cap growth funds due to its significant investments in income producing securities. This Fund is suitable for investors seeking capital appreciation but who desire less risk than is usually associated with investing in small cap funds.

BARON SMALL CAP FUND, A NO-LOAD, SMALL CAP FUND

          Baron Small Cap Fund, founded October 1, 1997, invests primarily in small companies. The Fund's investments fall into three categories: small cap stocks that have significant long-term growth prospects that can be purchased at attractive prices because their prospects have not yet been appreciated by investors; smaller companies that have strong long-term franchises but have disappointed investors with short-term results and can be currently purchased at value prices; and special situations, including spin-offs and recapitalizations, where significant shareholder displacement and a lack of investor awareness create opportunities to purchase great businesses at discount prices. Baron Small Cap Fund is suitable for investors seeking long term capital appreciation who understand the risks associated with investing in smaller companies.

NOT PART OF THE PROSPECTUS

1997 WAS AN EVENTFUL YEAR FOR BARON FUNDS

          Baron Funds performed well in 1997. Assets under management in the Funds increased substantially during the year. We attribute increased in shareholder interest in our Funds to the strong long term performance of our Funds; significant favorable media attention to our Funds; increased interest by financial planners in our Funds; and, the ability of investors to conveniently purchase our Funds without any fees through mutual fund marketplaces, most importantly Charles Schwab's Mutual Fund OneSource and Fidelity's FundsNetwork. In October, Baron Funds successfully introduced Baron Small Cap Fund, the firm's third, no-load, mutual fund. The new fund was sold by subscription during September to customers of Charles Schwab's OneSource. It has since been made available broadly to all investors.

          401(k) plans increase investments in Baron Asset Fund. During the past two years, a number of large companies have begun to offer their employees the option to invest their 401(k) plan retirement assets in Baron Asset Fund. Employees of Northern Telecom have invested more than $120 million in Baron Asset Fund and are now the Fund's largest shareholder. In September, Bechtel Corporation became the second large corporation to make a significant investment in Baron Asset Fund on behalf of its employees' 401(k) retirement plan. Cincinnati Bell, Nokia, Hershey Foods, VF Corporation, Scotts, Allegience, Jostens, Apria and Spear, Leeds & Kellogg, have also recently added Baron Asset Fund as an investment option for their employees' 401(k) plans. The Fund is now also available to plan sponsors through programs at Charles Schwab, Fidelity, Vanguard, American Express, Scudder Stevens & Clark, Sunguard and New York Life. On September 30, 1997, about 11% of Baron Asset Fund's shares were owned by employee retirement plans.

BARON FUNDS RECEIVES VERY FAVORABLE MEDIA COVERAGE

          During the past year, we have been mentioned in more articles than at any time I can remember. Most coverage has been quite favorable. We believe heightened press interest has been helpful by allowing our shareholders to learn more about Baron Funds, to assist them, as do, we hope, our shareholder letters, quarterly conference calls with financial advisors and annual investment conferences, ""kick the tires" of their investments in Baron Funds.

          Recent articles' coverage can be broadly classified into four topics: mutual fund supermarkets; Baron Funds' investment process; the introduction of the new Baron Small Cap Fund; and top performing mutual funds. Crain's New York; USA Today; Smart Money; The New York Times; and Fund Marketing Alert described mutual fund ""supermarkets" and the rapid growth of this dis-

NOT PART OF THE PROSPECTUS
          tribution channel. Baron Funds was featured prominently since it was frequently described as a prime beneficiary of Schwab's OneSource and Fidelity's FundsNetwork. Baron Asset Fund has been included on Schwab's Select List virtually since that list's inception.

          Investor's Business Daily, Forbes, and Smart Money wrote about our investment process, how we choose businesses in which to invest. Both described our reliance upon long lived ""megatrends" and investment themes.

          The introduction of Baron Small Cap Fund on September 30, 1997 received amazingly broad coverage. The Street.com; Dow Jones Newswire; The Wall Street Journal; Barron's; Money; Reuters; Sage.AOL; Fundsnet; Bloomberg News and Smart Money Interactive all wrote about our new fund and its portfolio manager, Cliff Greenberg.

          Baron Asset Fund was also mentioned in recent articles in Consumers Digest; Funds Net Digest; Entrepreneur; Your Money; Fortune; Forbes; USA Today; and Money.

          Finally, Smart Money Interactive on October 31, in an outlying article, wrote about Baron Funds' annual investment conference in an article modestly titled, ""Mr. Popularity."

NEARLY 700 SHAREHOLDERS ATTEND
SIXTH ANNUAL BARON INVESTMENT CONFERENCE,
NEW YORK CITY, OCTOBER 24


          [PHOTO OF BAND]



          [GROUP PHOTO]


          The First Annual Baron Investment Conference in 1992 had about 80 guests...65 of whom were family and friends I had to nearly beg to attend. Attendance at the Sixth Annual Baron Investment Conference on October 24th in New York City by shareholders and financial planners exceeded 700 persons, a significant increase from last year. Again, shareholders came from both near and far, this year from as far away as Hawaii and Europe. We greatly appreciate your interest.

NOT PART OF THE PROSPECTUS

OUTLOOK FOR 1998

          Although we do not believe it is possible to predict how the stock market will perform either next year or any other year, we believe Baron Funds' 1998 investment performance could approximate the profits growth of the businesses in which we are shareholders. In the long term, we believe that prices of securities mirror the value of their underlying businesses. While the U.S. economy is currently growing moderately, we expect most companies in which we are shareholders to achieve strong profits growth in 1998. We are therefore optimistic that 1998 could be another favorable year for Baron Funds. Of course, investing in small cap stocks is inherently risky. Please see pages 9-17 of the prospectus for a discussion of the investment risks. Our past performance should not be considered a predictor of future results.


          [PHOTO OF RONALD BARON]


THANK YOU FOR INVESTING IN BARON FUNDS

          We recognize it cannot be an easy decision for most individuals and their families when choosing mutual funds in which to invest. It must be especially difficult when you must consider how to invest your hard earned savings to fund your retirement, your children's education or a new home. We understand the task must be even more daunting since there are now more mutual funds than there are stocks. We hope our shareholder letters, interviews in the press and annual investment conferences have made it easier for you to determine if Baron Funds represents an appropriate investment for you and your family.

          We want to thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence. Please feel free to write of call if you have any questions or comments. We are looking forward to a successful 1998.

          Sincerely,

          Ronald Baron
          President
          January 16, 1998

          Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost. Please see the prospectus regarding special risks associated with investing in small companies.

NOT PART OF THE PROSPECTUS

BARON ASSET FUND
BARON GROWTH & INCOME FUND
BARON SMALL CAP FUND

             767 Fifth Avenue, New York, New York 10153
             1-800-99-BARON 212-583-2100

             BARON ASSET FUND, started in June of 1987, BARON GROWTH & INCOME FUND, started in January of 1995, and BARON SMALL CAP FUND, started in September of 1997, are no-load, open-end, diversified management investment companies, commonly referred to as mutual funds. BARON ASSET FUND'S investment objective is to seek capital appreciation through investments in securities of small and medium sized companies, with undervalued assets or favorable growth prospects. BARON GROWTH & INCOME FUND'S investment objective is to seek capital appreciation with income as a secondary objective. BARON SMALL CAP FUND'S investment objective is to seek capital appreciation through investments primarily in securities of small companies. These Funds are described in this Prospectus and are referred to individually as a 'Fund' and collectively as the 'Funds' or 'Baron Funds.'

             The Funds are no-load funds. They sell and redeem their shares at net asset value without any sales charges or redemption fees. The minimum initial investment is $2,000. There is no minimum for subsequent purchases. The minimum for purchases made pursuant to the Funds' Automatic Investment Plan is $500 with a $50 monthly minimum for subsequent purchases.

             This Prospectus sets forth concisely the essential information a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information, dated January 28, 1998, containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission and is hereby incorporated by

                                                        (continued on next page)

             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

             January 28, 1998

1            PROSPECTUS

(continued from previous page)
             reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by writing or calling the Funds at the address and telephone number set forth above.

             A copy of this Prospectus and the Statement of Additional Information is also available through the Funds' website at http://www.baronfunds.com. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Prospectus, the Statement of Additional Information, material incorporated by reference, and other information regarding the Funds.

2            PROSPECTUS

[FN]
Baron Asset Fund is a Massachusetts business trust. All persons dealing with the trust must look solely to the property of this trust for the enforcement of any
claims  against  this  trust.  Neither  the  trustees,   officers,  agents  nor
shareholders of the trust assume any personal liability in connection with its business or assume any personal liability for obligations entered into on its behalf.

TABLE OF CONTENTS

Fund Expenses............................................................   4
Financial Highlights.....................................................   6
Investment Objective and Philosophy......................................   8
Investment Policies and Risks............................................   9
Investment Performance...................................................  18
Management of the Fund...................................................  19
Distribution Plan........................................................  23
How to Purchase Shares...................................................  23
How to Redeem Shares.....................................................  25
Determining Your Share Price.............................................  28
Dividends and Distributions..............................................  29
Taxes....................................................................  29
General Information......................................................  30
Management Discussion and Analysis.......................................  32


             The net asset value per share and the value of a shareholder's holding in the Funds will vary with economic and market conditions. The dividends paid by each Fund will increase or decrease in relation to the income received by that Fund from its investments and the expenses incurred by that Fund.

             There is no assurance that the Funds will achieve their respective objectives. The Funds do not purport to offer a complete investment program to which investors should commit all of their investment capital. Please see the section entitled 'Investment Policies and Risks' starting on page 8 for a discussion of the risks associated with the Funds.

             No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer contained in the Prospectus and, if given or made, such information or representations may not be relied upon as authorized by the Funds, their Investment Adviser or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy securities in any state to any person to whom it is unlawful to make such offer in such state.

             The Funds have registered some or all of the shares intended to be sold pursuant to this Prospectus under state securities laws.

3            PROSPECTUS

FUND EXPENSES

             SHAREHOLDER TRANSACTION EXPENSES:


Sales Load Imposed on Purchases..................................... NONE
Redemption Fee...................................................... NONE
Deferred Sales Load................................................. NONE
Exchange Fees....................................................... NONE


             There are additional charges associated with retirement accounts and wire transfers. Purchases and redemptions may also be made through broker-dealers or others who may charge a commission or other transaction fee for their services. (See 'How to Purchase Shares' and 'How to Redeem Shares')

             ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets):

                                                                          TOTAL
                                   MANAGEMENT                  OTHER    OPERATING
                                      FEES      12B-1 FEES   EXPENSES    EXPENSES
BARON ASSET FUND                      1.00%        0.25%       0.10%      1.35%
BARON GROWTH
& INCOME FUND                         1.00%        0.25%       0.15%      1.40%*
BARON SMALL CAP
FUND                                  1.00%        0.25%       0.25%      1.50%*

             The expenses set forth in the table above for Baron Asset Fund and Baron Growth & Income Fund are based on actual expenses incurred for the fiscal year ended September 30, 1997. Because Baron Small Cap Fund is a new fund, 'other expenses' is based on estimated amounts for the current fiscal year.

             *The Adviser will reduce its fee to the extent required to limit Baron Growth & Income Fund's and Baron Small Cap Fund's operating expenses to 1.5%.

4            PROSPECTUS

             EXAMPLE

             A Shareholder would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return, and (2) redemption at the end of each time period:

                YEAR                      1        3        5        10
BARON ASSET FUND                         $14      $43      $74      $162
BARON GROWTH & INCOME FUND               $14      $44      $77      $168
BARON SMALL CAP FUND                     $15      $47      $82      $179


             This information is provided to assist an investor in understanding the various costs and expenses that an investor will bear, directly or indirectly, as a shareholder of each of the Funds. This information should not be considered a representation of past or future expenses, as actual expenses fluctuate and may be greater or less than those shown. The example assumes a 5% annual return as required by SEC regulations applicable to all mutual funds. The actual performance of the Funds will vary and may result in an actual return greater or less than 5%. The Funds have a plan of distribution pursuant to Rule 12b-1 pursuant to which the Funds pay the Distributor a fee for distribution-related services at the annual rate of .25% of the respective Fund's average daily net assets. As a result, long-term shareholders of the Funds may pay more than the economic equivalent of the maximum front-end sales load permitted by the rules of the National Association of Securities Dealers, Inc. ('NASD'). For a description of the various costs and expenses incurred in the operation of the Funds, as well as any expense reimbursement or reduction arrangements, see 'Management of the Funds' and 'Distribution Plan.'

5            PROSPECTUS

FINANCIAL HIGHLIGHTS

The following tables show, on a per share basis, the changes in net asset value, total return and ratios/supplemental data for a share of beneficial interest of Baron Asset Fund and Baron Growth & Income Fund for each period. The information was audited by Coopers & Lybrand L.L.P., the Funds' independent accountants. Their report and the Financial Statements for the Funds are included in the Funds' Annual Report and the Statement of Additional Information, which are available from the Distributor. The following information should be read in conjunction with the Financial Statements and related notes.

BARON ASSET FUND

------------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED SEPTEMBER 30,
                            1997        1996      1995     1994     1993     1992     1991     1990     1989     1988    1987*
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value
 Beginning of Year......   $   35.50  $  29.30   $22.82   $21.91   $16.20   $14.80   $10.88   $17.22   $12.98   $11.95   $10.00
                             ------   --------   ------   ------   ------   ------   ------   ------   ------   ------   ------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income
 (Loss).................       (0.14)    (0.06)   (0.09)   (0.14)   (0.13)   (0.08)    0.07     0.21     0.13     0.05     0.07
Net Realized and
 Unrealized Gains
 (Losses) on
 Investments............       12.11      6.29     7.23     1.82     6.00     1.52     4.05    (5.14)    4.81     1.18     1.88
                             ------   --------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total from Investment
 Operations.............       11.97      6.23     7.14     1.68     5.87     1.44     4.12    (4.93)    4.94     1.23     1.95
                             ------   --------   ------   ------   ------   ------   ------   ------   ------   ------   ------
LESS DISTRIBUTIONS
Dividends from Net
 Investment Income......        0.00      0.00     0.00     0.00     0.00    (0.04)   (0.20)   (0.16)   (0.05)   (0.03)    0.00
Distributions from Net
 Realized Gains.........       (0.04)    (0.03)   (0.66)   (0.77)   (0.16)    0.00     0.00    (1.25)   (0.65)   (0.17)    0.00
                             ------   --------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total Distributions.....       (0.04)    (0.03)   (0.66)   (0.77)   (0.16)   (0.04)   (0.20)   (1.41)   (0.70)   (0.20)    0.00
                             ------   --------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value, End of
 Year...................   $   47.43  $  35.50   $29.30   $22.82   $21.91   $16.20   $14.80   $10.88   $17.22   $12.98   $11.95
                             ------   --------   ------   ------   ------   ------   ------   ------   ------   ------   ------
TOTAL RETURN............       33.8%     21.3%    32.3%     8.0%    36.5%     9.7%    38.3%   (30.7%)   39.9%    10.7%    19.5%
                             ------   --------   ------   ------   ------   ------   ------   ------   ------   ------   ------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in
 millions), End of
 Year...................   $ 3,224.5  $1,166.1   $290.0   $ 80.3   $ 59.9   $ 43.8   $ 47.4   $ 40.0   $ 47.7   $ 11.7   $  3.9
Ratio of Expenses to
 Average Net Assets.....        1.3%      1.4%     1.4%     1.6%     1.8%     1.7%     1.7%     1.8%     2.1%     2.5%   2.8%**
Ratio of Net Investment
 Income (Loss) to
 Average Net Assets.....       (0.5%)    (0.3%)   (0.5%)   (0.7%)   (0.7%)   (0.5%)    0.5%     1.5%     1.3%     0.5%   1.9%**
Portfolio Turnover
 Rate...................       13.2%     19.3%    35.2%    55.9%   107.9%    95.5%   142.7%    97.8%   148.9%   242.4%    84.7%
Average per share
 commission rate
 paid***................   $  0.0600  $ 0.0600
----------------------------------------------------------------------------------------

 *  For the period June 12, 1987 (commencement of operations) to September 30, 1987.
 ** Annualized.
*** Disclosure required for fiscal years beginning after September 1, 1995.

BARON ASSET FUND'S Adviser and/or Baron Capital reimbursed Baron Asset Fund for expenses aggregating $8,561 (less than $.01 per share) in 1990, $27,315 ($.01 per share) in 1989, $83,219 ($.11 per share) in 1988, and $36,330 ($.20 per share) in 1987. The reimbursement amounts are excluded from the expense data above.

6            PROSPECTUS

BARON GROWTH & INCOME FUND

----------------------------------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                               1997         1996      1995*
----------------------------------------------------------------------------------------
Net Asset Value Beginning of Year                           $ 18.40      $ 14.77      $10.00
                                                            ----------   ----------   ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income....................................      0.06         0.11        0.04
Net Realized and Unrealized Gains
  on Investments.........................................      6.68         3.66        4.73
                                                            ----------   ----------   ------
Total from Investment Operations.........................      6.74         3.77        4.77
                                                            ----------   ----------   ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.....................     (0.09)       (0.04)       0.00
Distributions from Net Realized Gains....................     (0.16)       (0.10)       0.00
                                                            ----------   ----------   ------
Total Distributions......................................     (0.25)       (0.14)       0.00
                                                            ----------   ----------   ------
Net Asset Value, End of Year.............................   $ 24.89      $ 18.40      $14.77
                                                            ----------   ----------   ------
TOTAL RETURN.............................................     37.1%        25.8%       47.7%
                                                            ----------   ----------   ------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year....................   $390.8       $207.2       $28.6
Ratio of Expenses to Average Net Assets..................      1.4%         1.5%      2.0%**
Ratio of Net Investment Income to Average Net Assets.....      0.4%         1.2%      1.1%**
Portfolio Turnover Rate..................................     25.2%        40.3%       40.6%
Average per share commission rate paid***................ $ 0.0600     $ 0.0600
----------------------------------------------------------------------------------------
 *  For the period January 3, 1995 (commencement of operations) to September 30, 1995.
 ** Annualized.
*** Disclosure required for fiscal years beginning after September 1, 1995.
Baron Growth & Income Fund's Custodian offset custody fees of $5,252 (less than
$0.01 per share) in 1996 and $12,003 (less than $0.01 per share) in 1995. The expense offset amount is included in the expense data above.

BARON SMALL CAP FUND (UNAUDITED)

----------------------------------------------------------------------------------------
                                                                                   1997*
----------------------------------------------------------------------------------------
Net Asset Value Beginning of Period...........................................   $ 10.00
                                                                                 ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss...........................................................     (0.01)
Net Realized and Unrealized Gains on Investments..............................      0.32
                                                                                 ---------
Total from Investment Operations..............................................      0.31
                                                                                 ---------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..........................................      0.00
Distributions from Net Realized Gains.........................................      0.00
                                                                                 ---------
Total Distributions...........................................................      0.00
                                                                                 ---------
Net Asset Value, End of Period................................................   $ 10.31
                                                                                 ---------
TOTAL RETURN..................................................................      3.1%
                                                                                 ---------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Period.......................................   $285.3
Ratio of Expenses to Average Net Assets.......................................      1.5%
Ratio of Net Investment Income to Average Net Assets..........................     (0.4%)
Portfolio Turnover Rate.......................................................     13.0%
Average per share commission rate paid........................................ $ 0.0600

----------------------------------------------------------------------------------------
* For the period October 1, 1997 (commencement of operations) to December 31, 1997.

7            PROSPECTUS

INVESTMENT OBJECTIVES AND PHILOSOPHY

             The investment objective of BARON ASSET FUND is to seek capital appreciation through investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects. Production of income, if any, is incidental to this objective. The investment objective of BARON GROWTH & INCOME FUND is to seek capital appreciation with income as a secondary objective. The investment objective of BARON SMALL CAP FUND is to seek capital appreciation through investments primarily in securities of small companies. These investment objectives are fundamental and, as such, may not be changed without the approval of a majority of the respective Fund's outstanding shares. There is no assurance that the Funds will achieve their investment objectives. Investment decisions are made by the Funds' investment adviser, BAMCO, Inc. (the 'Adviser').

             BARON ASSET FUND and BARON SMALL CAP FUND seek to achieve their investment objectives by investing their assets in diversified portfolios of primarily common stocks. BARON GROWTH & INCOME FUND seeks to achieve its investment objective by investing in equity and debt securities. BARON ASSET FUND and BARON GROWTH & INCOME FUND invest primarily in the securities of small sized companies with market capitalizations of approximately $100 million to $1 billion and medium sized companies with market values of $1 billion to $2 billion. BARON SMALL CAP FUND will invest at least 65% of its total assets, measured at cost, in the securities of smaller companies with market values of up to $1 billion. Although Baron Funds invest primarily in small and medium sized companies, the Funds will not sell positions just because their market values have increased. The other kinds of investments each Fund makes and the risks associated therewith are discussed starting on page 9 in connection with the Funds' investment policies.

             The Funds seek to purchase securities judged by their Adviser to have favorable price to value characteristics based on the Adviser's assessment of their prospects for future growth and profitability. The Adviser seeks securities that the Adviser believes have the potential to increase in value at least 50% over two subsequent years, although that goal may not be achieved. As a guide in selecting such investments, the Adviser studies and considers such fundamentals as business profitability, balance sheet strength, undervalued and unrecognized assets, price multiples of free cash flow and income, perceived management skills, unit growth, and the potential to capitalize upon anticipated economic trends. Securities are selected for investment after thorough research of the issuers, the

8            PROSPECTUS
             industries in which they operate, and their managements. The Funds invest principally in businesses for the long term; they are not short-term traders of securities.

             When the Adviser determines that opportunities for profitable investments are limited or that adverse market conditions exist and believes that investing for temporary defensive purposes is appropriate, all or a portion of the Funds' assets may be invested in money market instruments, which include U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. Investment grade obligations would be classified at the time of the investment within the four highest ratings of Standard & Poor's Corporation ('S&P') or Moody's Investor's Service, Inc. ('Moody's'), or, if unrated, would be determined by the Adviser to be of comparable high quality and liquidity. The Funds may also invest in money market instruments in anticipation of investing cash positions or of meeting redemptions. To the extent the Funds are so invested their investment objectives may not be achieved.

INVESTMENT POLICIES AND RISKS

             BARON ASSET FUND AND BARON SMALL CAP FUND

             In seeking to achieve their investment objective of capital appreciation, BARON ASSET FUND and BARON SMALL CAP FUND invest primarily in common stocks but may also invest in other equity-like securities such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks. Securities are selected solely for their capital appreciation potential, and investment income is not a consideration.

             BARON GROWTH & INCOME FUND

             BARON GROWTH & INCOME FUND seeks capital appreciation and income by investing in equity and debt securities. The proportion of BARON GROWTH & INCOME FUND'S assets invested in each type of security will vary depending entirely on the Adviser's view of then-existing investment opportunities and economic conditions. The Fund will usually be more heavily invested in equity securities than debt securities, but at other times may have a large portion of its assets invested in debt securities, often with equity characteristics. The portion of the portfolio invested in equity securities is comprised of common stocks and other equity-like securities such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks. The debt security portion of

9            PROSPECTUS
             the portfolio may include notes, bonds, and money market instruments. The debt securities generally will have equity-like characteristics but may consist of all varieties of corporate debt, including the debt of financially distressed companies, debt convertible into equity, and debt issued or guaranteed by the U.S. government or its agencies or instrumentalities, without restriction as to duration. There is no minimum rating for debt securities. Equity securities are purchased for their capital appreciation potential, but may also be purchased for income purposes because of their dividends. Debt securities are purchased for both their income potential and their capital appreciation opportunities.

             GENERAL POLICIES

             SMALL AND MEDIUM SIZED COMPANIES

             BARON ASSET FUND and BARON GROWTH & INCOME FUND invest primarily in small to medium sized companies with market values between $100 million and $2 billion. BARON SMALL CAP FUND invests in primarily smaller sized companies with market values up to $1 billion, although the Fund may increase the market capitalization in the future. The Adviser believes there is more potential for capital appreciation in smaller companies, but there also may be more risk. Securities of smaller companies may not be well known to most investors and may be thinly traded. There is more reliance on the skills of a company's management and on their continued tenure. Investments may be attractively priced relative to the Adviser's assessment of a company's growth prospects, management expertise, and business niche, yet have modest or no current cash flows or earnings. Although the Adviser concentrates on a company's growth prospects, it also focuses on cash flow, asset value and reported earnings. This investment approach requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies. From time to time the Adviser may purchase securities of larger, more widely followed companies for any of the Funds if it believes such investments meet the Adviser's investment criteria and the Funds' investment objectives. The Funds may invest up to 35% of their respective total assets in larger companies if the Adviser perceives an attractive opportunity in a larger company. The Funds may continue to make investments in a company even though its market capitalization has increased beyond the limits stated, if, in the Adviser's judgment, the company is still an attractive investment.

             Equity securities may fluctuate in value, often based on factors unrelated to the value of the issuer or its securities. Since convertible securities

10           PROSPECTUS
             combine the investment characteristics of both bonds and common stocks, the Funds absorb the market risks of both stocks and bonds. The combination does, however, make the investment less sensitive to interest rate changes than straight bonds of comparable maturity and quality. Because of these factors, convertible securities are likely to perform differently than broadly-based measures of the stock and bond markets.

             DEBT SECURITIES

             The debt securities in which the Funds may invest include rated and unrated securities and convertible instruments. In making investment selections, the Adviser, in addition to using nationally recognized statistical rating organizations ('NRSROs'), also makes its own independent judgments about a security and its issuer. Securities which are not rated by an NRSRO are purchased based solely on the Adviser's assessment of the security and its issuer. BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND may invest up to 35% of their respective total assets in non-investment grade debt securities, commonly referred to as 'junk bonds.' There is no minimum rating for the debt securities that may be purchased for those Funds. Lower rated securities may have a higher yield and the potential for a greater return than investment grade securities but may also have more risk. Lower rated securities are generally meant for longer-term investing and may be subject to certain risks with respect to the issuing entity and to market fluctuations. The NRSROs may characterize these securities as speculative, with moderate or little protection as to the payment of interest and principal. See the Statement of Additional Information for a general description of NRSRO ratings of debt obligations. The ratings by these NRSROs represent their opinions as to the quality of the debt obligations which they undertake to rate. It should be emphasized that ratings are relative and subjective, and although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risks of these securities. The Adviser will also evaluate the securities and the ability of the issuers to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on the Adviser's credit analysis than might be the case with higher rated securities. The market price and yield of lower rated securities are generally more volatile than those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect the Fund's net asset value. The trading market for these securities may be less liquid than that of higher rated securities. Companies that issue lower rated securities may be highly leveraged or may have unstable earnings, and consequently the

11           PROSPECTUS
             risk of the investment in the securities of such issuers may be greater than with higher rated securities.

             With respect to debt securities generally, the interest bearing features of such securities carry a promise of income flow, but the price of the securities are inversely affected by changes in interest rates and are therefore subject to the risk of market price fluctuations. The market values of debt securities may also be affected by changes in the credit ratings or financial condition of the issuers.

             BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. Participations normally are made available only on a nonrecourse basis by financial institutions, such as banks or insurance companies, or by governmental institutions, such as the Resolution Trust Corporation or the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation. When the Funds purchase a participation interest they assume the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Funds may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some debt securities purchased by the Funds may have very long maturities. The length of time remaining until maturity is one factor the Adviser considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The Funds may purchase loans from national and state chartered banks as well as foreign ones. The Funds may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired. The Funds may also invest in distressed first mortgage obligations and other debt secured by real property. The Funds do not currently anticipate investing more than 5% of their respective assets in trade and other claims.

12           PROSPECTUS

             BARON GROWTH & INCOME FUND may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value; pay-in-kind securities pay interest through the issuance of additional securities. The market value of these debt securities generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality.

             OPTIONS

             BARON ASSET FUND may, in certain market conditions, use options to defer recognition of unrealized gains in the portfolio and to take advantage of perceived investment opportunities. BARON ASSET FUND may write (sell) call options or buy put options on specific securities BARON ASSET FUND owns or may be deemed covered where, in the Adviser's judgment, there may be temporary downward pressure on the security. The Adviser does not expect options transactions to be a significant part of BARON ASSET FUND'S investment program. BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND may purchase put and call options and write (sell) covered put and call options on equity and/or debt securities. A call option gives the purchaser of the option the right to buy, and when exercised obligates the writer to sell, the underlying security at the exercise price. A put option gives the purchaser of the option the right to sell, and when exercised obligates the writer to buy, the underlying security at the exercise price. The writing of put options will be limited to situations where the Adviser believes that the exercise price is an attractive price at which to purchase the underlying security. A put option sold by a Fund would be considered covered by the Fund's placing cash or liquid securities in a segregated account with the custodian in an amount necessary to fulfill the obligation undertaken. Options may fail as hedging techniques in cases where the price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options depend on the Adviser's ability to predict correctly the direction of stock prices, interest rates, and other economic factors. The Adviser could be wrong in its predictions. Where a liquid secondary market does not exist, the Fund would likely be unable to control losses by closing its position.

             The Funds may engage in options transactions on specific securities that may be listed on national securities exchanges or traded in the over-the-counter market. Options not traded on a national securities exchange are treated as illiquid securities and may be considered to be 'derivative securities.' Options transactions will not exceed 25% of BARON GROWTH &

13           PROSPECTUS

             INCOME FUND'S or BARON SMALL CAP FUND'S net assets, as measured by the securities covering the options, or 5% of net assets, as measured by the premiums paid for the options, at the time the transactions are entered into.

             BORROWINGS

             The Funds may borrow up to 5% of their respective net assets for extraordinary or emergency temporary investment purposes or to meet redemption requests which might otherwise require an untimely sale of portfolio securities. In addition, BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND may borrow for other short-term purposes. To the extent a Fund borrows, it must maintain continuous asset coverage of 300% of the amount borrowed. BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND will not borrow in an amount exceeding 25% of the value of their respective total assets, including the amount borrowed, as of the time the borrowing is made. Such borrowing has special risks. Any amount borrowed will be subject to interest costs that may or may not exceed the appreciation of the securities purchased.

             As a form of borrowing, BARON GROWTH & INCOME FUND may engage in reverse repurchase agreements with certain banks or non-bank dealers, where it sells a security and simultaneously agrees to buy it back later at a mutually agreed upon price. If it engages in reverse repurchase agreements BARON GROWTH & INCOME FUND will maintain a segregated account consisting of liquid assets or highly marketable securities to cover its obligations. Reverse repurchase agreements may expose the Fund to greater fluctuations in the value of its assets.

             SHORT SALES AGAINST THE BOX

             For the purpose of either protecting or deferring unrealized gains on portfolio securities, BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND may make short sales 'against the box' where the Fund sells short a security it already owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold. The proceeds of the short sale will be held by the broker until the settlement date, at which time the Fund delivers the security to close the short position. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND will not sell short against the box in excess of 25% of their respective net assets.

14           PROSPECTUS

             LENDING

             The Funds may lend their portfolio securities to broker-dealers and other institutions as a means of earning additional income. In lending their portfolio securities, the Funds may incur delays in recovery of loaned securities or a loss of rights in the collateral. To minimize such risks, such loans will only be made if the Funds deem the other party to be of good standing and determines that the income justifies the risk. BARON ASSET FUND will not lend more than 10% of its total assets and BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND will not lend more than 25% of their respective total assets.

             ILLIQUID SECURITIES

             BARON ASSET FUND may invest up to 10%, and BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND may invest up to 15%, of their respective net assets in securities that are not readily marketable or are otherwise restricted. The absence of a trading market could make it difficult to ascertain a market value for illiquid positions. A Fund's net asset value could be adversely affected if there were no ready buyer at an acceptable price at the time the Fund decided to sell. Time-consuming negotiations and expenses could occur in disposing of the shares.

             FOREIGN SECURITIES

             The Funds may invest up to 10% of their respective total assets directly in the securities of foreign issuers which are not publicly traded in the U.S. and may also invest in foreign securities in domestic markets through depositary receipts without regard to this limitation. The Adviser currently intends to invest not more than 10% of the Funds' assets in foreign securities, including both direct investments and investments made through depositary receipts. These securities may involve additional risks not associated with securities of domestic companies, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, or expropriation or confiscatory taxation. Issuers of foreign securities are subject to different, often less detailed, accounting, reporting and disclosure requirements than are domestic issuers.

             SHORT-TERM TRADING AND TURNOVER

             The Funds may engage in short-term trading where the Adviser believes that the anticipated gains outweigh the costs of short-term trading. The Adviser expects that the average turnover rate of the Funds' portfolios should not exceed 100%. The turnover rate may vary from year to year depending on how the Adviser anticipates portfolio securities will

15           PROSPECTUS
             perform. Short-term trading will increase the amount of brokerage commissions paid by each Fund and the amount of possible short-term capital gains. The amount of portfolio activity will not be a limiting factor in making portfolio decisions.

             REAL ESTATE INVESTMENT TRUSTS

             The Funds may invest in the equity securities of real estate investment trusts ('REITs'). A REIT is a corporation or business trust that invests substantially all of its assets in real estate and derives most of its income from rents from real property or interest on loans secured by mortgages on real property. REITs which meet certain specific requirements of the Internal Revenue Code effectively do not pay corporate level federal income tax. REITs may be affected adversely by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs are dependent on the skills of their management and have limited diversification. REITs also rely on their ability to generate cash flow to make distributions to shareholders and some REITs may have self-liquidation provisions allowing mortgages to be paid in full. The market value of REITs may also be affected by changes in the tax laws or by their inability to qualify for the tax-free pass-through of their income. The REIT portion of the portfolio may also be affected by general fluctuations in real estate values.

             REPURCHASE AGREEMENTS

             The Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase that security at a mutually agreed upon time and price. Repurchase agreements could involve certain risks in the event of the failure of the seller to repurchase the securities as agreed, which may cause a fund to suffer a loss, including loss of interest on or principal of the security, and costs associated with delay and enforcement of the repurchase agreement. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the restrictions stated above.

             MORTGAGE-BACKED SECURITIES

             BARON GROWTH & INCOME FUND may invest up to 5% of its assets in mortgage-backed securities that are issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans

16           PROSPECTUS
             secured by real property. These securities are subject to the risk that prepayments on the underlying mortgages will cause the principal and interest on the mortgage-backed securities to be paid prior to their stated maturities. Mortgage prepayments are more likely to accelerate during periods of declining long-term interest rates. If a prepayment occurs, BARON GROWTH & INCOME FUND may have unanticipated proceeds which it may then have to invest at a lower interest rate, and may be penalized by not having participated in a comparable security not subject to prepayment.

             WHEN-ISSUED SECURITIES

             The Funds may invest up to 5% of their respective assets in debt and equity securities purchased on a when-issued basis. Although the payment and interest terms of when-issued securities are established at the time the purchaser enters into the commitment, the actual payment for and delivery of when-issued securities generally takes place within 45 days. The Fund bears the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Failure of the issuer to deliver the security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment.

             SPECIAL SITUATIONS

             The Funds may invest in 'special situations.' A special situation arises when, in the opinion of the Adviser, the securities of a company will be recognized and appreciate in value due to a specific anticipated development at that company. Such developments might include a new product, a management change, an acquisition or a technological advancement. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The special situation may involve securities of companies with higher market capitalizations.

17           PROSPECTUS

INVESTMENT PERFORMANCE

             The investment results of each Fund quoted in advertisements and other sales literature may refer to average annual total return and actual return. Average annual total return assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of all dividends and distributions during the period at the net asset value on the reinvestment date. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Because average annual returns are annualized they tend to even out variations in the returns, and are not the same as actual year-by-year results. The actual return performance calculations, which also may be quoted in advertising, reflect the results of a continuous shareholder who does not redeem. It measures the percentage change between the net asset value of a hypothetical $1,000 investment in each Fund at the beginning of a period and the net asset value of that investment at the end of a period, assuming reinvestment of all dividend and capital gain distributions at the net asset value on the reinvestment date. The performance of major market indices such as the Dow Jones Industrial Average, Russell 2000, and Standard & Poor's 500 may also be included in advertising so that each Fund's results may be compared with those of groups of unmanaged securities widely regarded by investors as measures of market performance. Brokerage fees are not factored into the performance of the indices. The performance data of the Funds include all recurring fees such as brokerage and investment advisory fees. Data and rankings from Lipper Analytical Services, Inc., CDA Investment Technologies, Morningstar or other industry publications may also be used in advertising. See the Statement of Additional Information.

             Performance results represent past performance and are not necessarily representative of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

             The annual report contains additional performance information which is available upon request without charge by writing or calling the Funds at the address and telephone number set forth on the back of this Prospectus.

18           PROSPECTUS

MANAGEMENT OF THE FUND

             INVESTMENT ADVISER

             BAMCO, Inc., the Adviser, is located at 767 Fifth Avenue, New York, New York 10153, and is responsible for portfolio management. It is a wholly owned subsidiary of Baron Capital Group, Inc. ('BCG'). Baron Capital, Inc. ('Baron Capital'), a registered broker-dealer and the distributor of the shares of the Funds, is also a wholly owned subsidiary of BCG.
             Under separate Advisory Agreements with each Fund (the 'Advisory Agreements'), the Adviser furnishes continuous investment advisory services and management to each Fund. Mr. Ronald Baron is the chief investment officer of the Adviser and is primarily responsible for the day-to-day management of the portfolios of BARON ASSET FUND and BARON GROWTH & INCOME FUND. He has managed the portfolios of these Funds since their inception. Mr. Clifford Greenberg is primarily responsible for the day-to-day management of BARON SMALL CAP FUND. Mr. Greenberg joined Baron Funds in January of 1997. Prior to that he was a general partner and portfolio manager at HPB Associates, L.P., an investment partnership. The Adviser also keeps the books of account of each series, and calculates daily the income and net asset value per share of each Fund.
             As compensation for the services rendered under each Advisory Agreement, the Adviser receives a fee payable monthly from the assets of each Fund equal to 1% per annum of each Fund's respective average daily net asset value.

             BROKERAGE

             Brokerage transactions for the Funds are effected chiefly by or through its Adviser's affiliate, Baron Capital, when consistent with the policy of obtaining the best net results for the Funds and subject to the conditions and limitations of the 1940 Act. Baron Capital is a registered broker-dealer and a member of the NASD. In determining the best net results for the Fund, the Adviser will examine factors such as price (including the applicable brokerage commission or dealer spread), size of order, efficiency and reliability of execution. The Funds' Board of Trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Baron Capital are reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Funds will also consider sales of their shares as a factor in the selection of broker-dealers to execute portfolio transactions. See Statement of Additional Information for a description of the commissions paid to Baron Capital.

19           PROSPECTUS

TRUSTEES AND EXECUTIVE OFFICERS

The Funds' Board of Trustees has overall responsibility for the management of the Funds. The Trustees and executive officers of the Funds and their principal occupations during the last five years are set forth below.

-------------------------------------------------------------------------------------------
                               POSITION HELD       PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS               WITH BARON FUNDS    DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------
Ronald Baron*'D'               President, Chief    President and Director of: Baron
767 Fifth Avenue               Investment Officer  Capital, Inc. (1982-Present), Baron
New York, NY 10153             & Trustee           Capital Management, Inc. (1983-Present),
                                                   Baron Capital Group, Inc.
                                                   (1984-Present), BAMCO, Inc.
                                                   (1987-Present).
-------------------------------------------------------------------------------------------
Norman S. Edelcup              Trustee             Chairman, Item Processing of America
244 Atlantic Isle                                  (1989-Present), (financial institution
N. Miami Beach, FL 33160                           service bureau); Director, Valhi, Inc.
                                                   (1975-Present) (diversified company);
                                                   Director, Artistic Greetings, Inc.(1985-
                                                   Present).
-------------------------------------------------------------------------------------------
Neal M. Elliott                Trustee             President, Chief Executive Officer and
6001 Indian School Rd., NE                         Chairman, Horizon/CMS Healthcare Corp.
Albuquerque, NM 87110                              (1986-Present) (long-term health care);
                                                   Director, LTC Properties, Inc.
                                                   (1992-Present) (real estate investment
                                                   trust); Director, Frontier Natural Gas
                                                   Corp. (1991-Present) (oil and gas
                                                   exploration).
-------------------------------------------------------------------------------------------
Mark M. Feldman                Trustee             President and Chief Executive Officer,
444 Madison Ave, Ste 703                           Cold Spring Group, Inc.(1993-Present)
New York, N.Y. 10022                               (reorganization and restructuring
                                                   consulting); Chief Restructuring
                                                   Officer, various companies
                                                   (1995-Present) (case and litigation
                                                   management); Director, SNL Securities,
                                                   Inc. (1997-Present) (publisher of data
                                                   bases and manager of a bank and thrift
                                                   stock portfolio); Trustee, Aerospace
                                                   Creditors Liquidating Trust (1993-1997)
                                                   (administered and liquidated assets).

20           PROSPECTUS

-------------------------------------------------------------------------------------------
                               POSITION HELD       PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS               WITH BARON FUNDS    DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------
Irwin Greenberg                Trustee             Chairman (1994-1997) and Director
4303 W. Wyndemere Circle                           (1991-Present), Lehigh Valley Hospital
Schnecksville, PA 18078                            Board, Retail Consultant,
                                                   (1990-Present); Director, Cedar Crest
                                                   College (1990-Present); Director, Henry
                                                   Lehr & Co. Inc. (1996-Present)
                                                   (insurance); President and Chief
                                                   Executive Officer, Hess's Department
                                                   Stores (1976-1990).
-------------------------------------------------------------------------------------------
Clifford Greenberg             Vice President      Vice President, Baron Capital, Inc.,
767 Fifth Avenue                                   Baron Capital Group, Inc., BAMCO, Inc.
New York, NY 10153                                 (1997-Present); General Partner, HPB
                                                   Associates, L.P. (1984-1996) (investment
                                                   partnership).
-------------------------------------------------------------------------------------------
Linda S. Martinson*'D'         Secretary,          General Counsel and Secretary of: Baron
767 Fifth Avenue               Vice President      Capital, Inc. (1983-Present), BAMCO,
New York, NY 10153             and Trustee         Inc. (1987-Present), Baron Capital
                                                   Group, Inc. (1984-Present), Baron
                                                   Capital Management, Inc. (1983-Present).
-------------------------------------------------------------------------------------------
Charles N. Mathewson           Trustee             Chairman of the Board, International
9295 Prototype Road                                Game Technology (1986-Present)
Reno, NV 89511                                     (manufacturer of microprocessor-
                                                   controlled gaming machines and
                                                   monitoring systems).
-------------------------------------------------------------------------------------------
Harold W. Milner               Trustee             Retired; President and Chief Executive
2293 Morningstar Drive                             Officer, Kahler Realty Corporation
Park City, UT 84060                                (1985-1997) (hotel ownership and
                                                   management).
-------------------------------------------------------------------------------------------
Raymond Noveck'D'              Trustee             President, The Medical Information
31 Karen Road                                      Line, Inc. (1997-Present) (health care
Waban, MA 02168                                    information); President, Strategic
                                                   Systems, Inc. (1990-1997) (health care
                                                   information); Director, Horizon/CMS
                                                   Healthcare Corporation (1987-1997).
-------------------------------------------------------------------------------------------

21           PROSPECTUS

-------------------------------------------------------------------------------------------
                               POSITION HELD       PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS               WITH BARON FUNDS    DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------
Susan Robbins                  Vice President      Senior Analyst, Vice President and
767 Fifth Avenue                                   Director of: Baron Capital, Inc. (1982-
New York, NY 10153                                 Present), Baron Capital Management, Inc.
                                                   (1983-Present), Baron Capital Group,
                                                   Inc. (1984-Present).
-------------------------------------------------------------------------------------------
Morty Schaja*                  Senior Vice         Senior Vice President and Chief
767 Fifth Avenue               President, Chief    Operating Officer of Baron Capital, Inc.
New York, NY 10153             Operating Officer   (1997-Present), Managing Director, Vice
                               and Trustee         President, Baron Capital, Inc. (1991-
                                                   Present) and Director, Baron Capital
                                                   Group, Inc., Baron Capital Management,
                                                   Inc., and BAMCO, Inc. (1997-Present).
-------------------------------------------------------------------------------------------
Daniel Tisch                   Trustee             Partner, Mentor Partners, L.P. (1987-
500 Park Avenue                                    Present) (investment partnership).
New York, NY 10022
-------------------------------------------------------------------------------------------
David A. Silverman, M.D.       Trustee             Physician and Faculty, New York Univ.
239 Central Park West                              School of Medicine (1976-Present).
New York, NY 10024
-------------------------------------------------------------------------------------------
Peggy Wong                     Treasurer and       Treasurer and Chief Financial Officer
767 Fifth Avenue               Chief Financial     of: Baron Capital, Inc., Baron Capital
New York, NY 10153             Officer             Group, Inc., BAMCO, Inc., Baron Capital
                                                   Management, Inc. (1987-Present).
-------------------------------------------------------------------------------------------

* Trustees deemed to be 'interested persons' of the Fund as that term is defined in the Investment Company Act of 1940.

'D' Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session.

22           PROSPECTUS

DISTRIBUTION PLAN

             The Funds' shares are distributed by Baron Capital, which is the principal underwriter of the shares of each Fund, pursuant to a distribution plan under Rule 12b-1 of the 1940 Act ('Distribution Plan'). The Distribution Plan authorizes the Fund to pay the Principal Underwriter a distribution fee equal on an annual basis to 0.25% of each Fund's average daily net assets. The distribution fee is paid to the Principal Underwriter in connection with its activities or expenses primarily intended to result in the sale of shares, including, but not limited to, compensation to registered representatives or other employees of the Principal Underwriter who engage in or support the distribution of shares or who service shareholder accounts; telephone expenses; interest expenses; preparing, printing and distributing promotional and advertising material; preparing, printing and distributing the Prospectus and reports to other than current shareholders; and commissions and other fees to broker-dealers or other persons (excluding banks) who have introduced investors to the Funds. See the Statement of Additional Information for a more detailed listing of the expenses covered by the Distribution Plan.

HOW TO PURCHASE SHARES

             Shares of BARON ASSET FUND, BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND are offered without any sales load. This means you may purchase, redeem, or exchange shares directly without paying a sales charge. An application is included with this prospectus. A separate application is required to open a regular or Roth individual retirement account ('IRA') and is available by calling 1-800-99-BARON. Purchase applications are subject to acceptance by the Funds and the Funds reserve the right to reject any purchase application in whole or part. All purchase payments will be invested in full and fractional shares at a price based on the next calculation of net asset value after the order is received by the transfer agent. See 'Net Asset Value.'

             The minimum initial investment is $2,000 unless you choose to invest through the Baron InvestPlan (see page 25). There is no minimum for subsequent purchases. The Adviser may, in its discretion, waive the minimum investment requirements. The Fund may redeem the shares of any shareholder who has an account balance of less than $2,000. See 'How to Redeem Shares.'

             At present, only U.S. citizens and non-U.S. citizens with a tax identification number who reside in the U.S., may purchase shares of the

23           PROSPECTUS

             Funds. Please call the Funds' transfer agent at 1-800-442-3814, if you have any questions.

             No certificates will be issued except upon written request, and no certificates are issued for fractional shares. The Funds' transfer agent establishes an account for each shareholder to which all shares purchased are credited, together with any dividends and capital gain distributions which may be paid in additional shares. Whenever a transaction occurs in a shareholder's account, the transfer agent will mail a statement showing the transaction and the status of the account.

             You may invest the following ways:

             BY MAIL

             To open a new account send your signed application form with your check payable to Baron Funds to:
                         Baron Funds
                         P.O. Box 419946
                         Kansas City, MO 64141-6946

             Please make sure you indicate how much money you want invested in which Fund. CHECKS MUST BE PAYABLE IN U.S. DOLLARS AND MUST BE DRAWN ON A U.S. BANK. THIRD PARTY CHECKS, CREDIT CARDS AND CASH WILL NOT BE ACCEPTED.

             If your order to purchase shares of a Fund is canceled because your check does not clear, you will be responsible for any resulting loss incurred by the Fund. When making subsequent investments, complete the additional investment form provided at the bottom of your account statement or purchase confirmation. If you do not have that form, write a note indicating in which Baron Fund the investment should go and the account number. Send it to the address above.

             BY WIRE

             You can make your initial or subsequent investments in the Funds by wire. To do so: (1) contact the Funds' transfer agent, DST Systems, Inc., at 1-800-442-3814 to obtain an account number. (2) Complete and sign the application form and mail it to Baron Funds, P.O. Box 419946, Kansas City, MO 64141-6946. (3) Instruct your bank to wire funds to the United Missouri Bank of Kansas City, N.A., ABA No. 1010-0069-5, Account No. 98-7037-101-4. Your bank may charge you a fee for sending the wire transfer. (4) Be sure to specify the following information in the wire: (a) Fund you are buying, (b) your account number, (c) your name, and (d) your wire number.

24           PROSPECTUS

             Please be sure to include your name and account number. The Fund will not be responsible for the consequences of delays in the wiring process.

             BY TELEPHONE

             Once your account is open you may make subsequent investments by telephone and exchange between the Funds if you have elected that option on the application. By choosing this option you authorize Baron Funds to draw on your bank account. Please note that your accounts must be identically registered. To add this option to your account, call 1-800-99-BARON for the forms.

             BARON INVESTPLAN

             Baron InvestPlan is an automatic investment plan offered by the Funds. The minimum initial investment is $500 with monthly investments of as little as $50 automatically invested from your checking account. To enroll in the Baron InvestPlan, complete the Enrollment Form (available by calling 1-800-99-BARON), attach a voided check and mail them to Baron Funds, P.O. Box 419946, Kansas City, MO 64141-6946.

             THROUGH INTERMEDIARIES

             You may purchase shares of the Funds through a broker-dealer, bank or other financial institution that may charge a transaction fee. If you purchase the shares directly from the Funds, no transaction fee is charged. The Funds will generally effect orders received from these intermediaries at the net asset value next determined after the Fund's transfer agent has received the order.

HOW TO REDEEM SHARES

             Shares of the Funds may be redeemed by any of the methods described below. If you are selling shares in an IRA account please read the information in the IRA kit.

             BY MAIL

             Shares may be sold by executing a written request for redemption, as described below, and mailing the request to Baron Funds, P.O. Box 419946, Kansas City, MO 64141-6946.

             The redemption request must specify the name of the Fund, the number of shares, or dollar amount, to be redeemed and the account number. The request must be signed in exactly the same way the account is registered, including the signature of each joint owner, if applicable. A

25           PROSPECTUS
             signature guarantee is required for redemptions greater than $25,000. See the 'Special Information About Redemptions' section on page 26. If any certificates have been issued for shares that are included in the redemption request, the certificates must be presented in properly endorsed form. Within three days after receipt of a redemption request by the transfer agent in proper form, the Fund will normally mail you the proceeds.

             BY TELEPHONE

             If you have selected the telephone redemption option when you opened your account, you may redeem your shares by telephone. To add this option to your account call 1-800-442-3814 for a telephone redemption form. Once made, your telephone request cannot be modified or canceled. The minimum amount that you may redeem by telephone is $1,000. The maximum amount that you may redeem by telephone in any quarter is $25,000, although exceptions may be made for institutions. You may receive the proceeds by any one of the following methods: (a) we will mail a check to the address to which your account is registered, (b) we will transmit the proceeds by Electronic Funds Transfer to a pre-authorized bank account (usually a two banking day process), or (c) we will wire the proceeds to a pre-authorized bank account for a $10.00 fee (usually a next banking day process). If you have a stock certificate, you must redeem by mail.

             The Funds reserve the right to refuse a telephone redemption if they believe it advisable to do so. Neither the Funds, its officers, employees and trustees, nor its agents will be responsible for the authenticity of telephone instructions or for any losses caused by fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Funds and their transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including recording telephonic instructions and sending written confirmations. The Funds may incur liability if they do not follow these procedures.

             BY BROKER-DEALER

             You may redeem shares through broker-dealers or other institutions who may charge you a fee. The Funds may have special redemption procedures with certain broker-dealers.

             SPECIAL INFORMATION ABOUT REDEMPTIONS

             To protect you and the Funds from fraud, all of the signatures on a redemption request and/or certificate must be guaranteed by an 'eligible'

26           PROSPECTUS
             guarantor if (1) you want to redeem more than $25,000 in a quarter,
             (2) you want the redemption check made out to someone other than the record owner, (3) you want the redemption check to be mailed to somewhere other than the record address, or (4) you want the proceeds to be wired or transferred electronically to a bank account not previously indicated. A signature guarantee is a widely accepted way to protect you and the Funds by verifying the signature on your request. The Funds will honor a signature guarantee from acceptable financial institutions such as banks, trust companies, savings and loan associations, credit unions and broker-dealers. A notary public is not an acceptable guarantor. A redemption request that requires a signature guarantee should be sent by mail. No signature guarantee is required for redemptions of $25,000 or less, per quarter, if proceeds are sent to the address of record. The Funds may exempt certain institutions from the signature guarantee requirements.

             A corporate resolution, specifying the authorized signatory and containing the corporate seal, is required for corporations that are redeeming. Further documentation may be requested from corporations, administrators, executors, trustees, custodians, or others who hold shares in a fiduciary or representative capacity to evidence the authority of the person or entity making the request. If there are any questions concerning the required documentation, the transfer agent should be contacted in advance at 1-800-442-3814. Redemptions will not be effective or complete until all of the foregoing conditions, including receipt of all required documentation by the transfer agent, have been satisfied.

             If you have recently purchased shares please be aware that your redemption request may not be honored until the purchase check has cleared your bank, which generally occurs within fifteen calendar days. Upon receipt of a redemption request in proper form, the shares will be redeemed at their next computed net asset value following receipt of redemption requests by the transfer agent. The net asset value of shares on redemption may be more or less than the investor's cost depending on the market value of the Fund's portfolio securities at the time of redemption. A redemption of shares is a taxable event that may result in recognition of a gain or loss for tax purposes.

             The Funds may suspend the right of redemption or postpone the date of payment beyond three days during any period when (a) the New York Stock Exchange is closed other than customary weekend and holiday closings; (b) trading on the New York Stock Exchange is restricted; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency, as defined by rules and regulations of

27           PROSPECTUS
             the Securities and Exchange Commission, exists as a result of which disposal of portfolio securities or determination of the value of the Funds' net assets is not reasonably practicable.

             If you redeem more than $250,000 or 1% of the net asset value of a Fund during any 90-day period, the Fund has the right to pay the redemption price, either totally or partially, by a distribution of portfolio securities instead of cash. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being redeemed or repurchased. If shares are redeemed in kind, the redeeming investor may incur brokerage costs in converting such securities to cash.

             The Trustees may, in order to reduce the expenses of the Funds, redeem all of the shares of any shareholder whose account, due to the redemption of shares, has a net asset value of less than $2,000. The Funds will give 60 days' prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Funds to avoid such redemption.

DETERMINING YOUR SHARE PRICE

             Your purchases, sales or exchanges will be processed at the net asset value per share of the Fund as of the close of the New York Stock Exchange (the 'Exchange') (currently 4:00 p.m., New York City time) on each day that the Exchange is open for trading by dividing the current market value of the Fund's total assets less all of its liabilities by the total number of shares outstanding at the time the determination is made. Valid purchase and redemption orders placed prior to the close of the Exchange on a day the Exchange is open for trading are executed at the net asset value determined as of the close that day, and orders placed after that time are valued as of the close of the next trading day. The Funds may have arrangements with certain institutional entities with respect to the actual receipt of orders. The Funds reserve the right to change the time at which orders are priced if the Exchange closes at a different time or an emergency exists.

             The Funds' portfolio securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the last sale price on the date the security last traded. Other securities are valued at the mean of the most recent bid and asked prices if market quotations are readily available. Where market quotations are not readily available the securities are valued at their fair value as determined in good faith by the Board of Trustees, or by the Adviser,

28           PROSPECTUS
             pursuant to procedures established by the Board. Money market instruments and debt securities with a remaining maturity of sixty days or less are valued by the amortized cost method unless such method does not represent fair value. Odd lot differentials and brokerage commissions are excluded in calculating net asset value. Securities quoted in a foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily net asset value per share is determined. If events that materially affect the value of a Fund's foreign investments occur, the investments will be valued at their fair value as determined in good faith by the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

             Each Fund intends to distribute all of its net investment income and realized capital gains, if any, to its shareholders in a single, combined distribution by December 31 of each year. After every distribution, the value of a share is automatically reduced by the amount of the distribution. You may elect to have all your dividends and capital gains distributions from the Funds automatically reinvested in additional shares of that Fund at the next computed net asset value at the close of business on the payment date. You may, instead, elect to receive your distributions in cash, which the Fund will pay by either crediting your bank account by Electronic Funds Transfer or issuing a check to you within five business days of the reinvestment date. If no election is made, all distributions will automatically be reinvested in shares of the Fund. You may change your election by notifying the Fund in writing prior to the record date for a particular distribution. There are no charges in connection with the reinvestment of distributions. If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAXES

             Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986 (the 'Code'). Qualification as a regulated investment company relieves the Fund of federal income and excise taxes on the portion of its net ordinary income and net realized capital gain distributed to shareholders.

             You are subject to federal income tax at ordinary income tax rates on any dividends derived from net investment income and distributions of net

29           PROSPECTUS
             short-term capital gains, whether received in cash or in additional shares. A portion of such dividends received by corporate shareholders may qualify for the dividends-received deduction. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses) are taxable to you as long-term gains regardless of how long you have held your Fund shares. Dividends and distributions declared by the Fund may also be subject to state and local taxes.

             If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. The share price at the time of your purchase may include unrealized gains in the securities held in the investment portfolio of that Fund. If these portfolio securities are subsequently sold and the gains are realized, they will (to the extent not offset by capital losses) be paid to you as a distribution of capital gains and be taxable to you.

             The Fund will be required to withhold 31% of all dividends, distributions and redemption proceeds if you do not provide the Fund with your valid social security or taxpayer identification number or are otherwise subject to backup withholding. In addition to the 31% backup withholding, your account will be charged $50 to reimburse the Fund for any penalty that the IRS imposes on the Fund for your failure to provide the required information.

             Each shareholder will receive information annually on Form 1099 as to the federal income tax status of all dividends and other distributions paid or deemed paid to them for the year.

             The foregoing is only a summary of some important tax considerations generally affecting the Funds and their shareholders. Prospective shareholders are urged to consult their tax advisers concerning the tax consequences of this investment.

GENERAL INFORMATION

             The Funds are organized as diversified open-end management investment companies registered under the Investment Company Act of 1940 ('1940 Act') as three series of Baron Asset Fund, a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on February 19, 1987. The Funds are each authorized to issue an indefinite number of shares of beneficial interest. The Declaration of Trust permits the Trustees to establish additional series. Each share of a Fund has one vote on all matters for which a shareholder vote is required, and participates equally in dividend and capital gain distributions when and if declared by the Fund and in the Fund's net assets upon liquidation.

30           PROSPECTUS

             Shares are fully paid and non-assessable and there are no preemptive, conversion or exchange rights. Shares do not have cumulative voting rights and, as a result, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees.

             As a Massachusetts business trust, annual shareholder meetings are not required. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees on the written request of not less than 10% of the outstanding shares. Such removal can be effected upon the action of two-thirds of the outstanding shares.

             CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

             The Bank of New York, 48 Wall Street, New York, New York 10015 is the custodian for the Funds' cash and securities. DST Systems, Inc. serves as transfer agent and dividend disbursing agent for the shares. In their respective capacities both institutions maintain certain financial and accounting records pursuant to agreements with the Funds. They do not assist in and are not responsible for investment decisions involving assets of the Funds.

             SHAREHOLDER INFORMATION

             All shareholder inquiries regarding account information or transactions should be directed to DST Systems, Inc., P.O. Box 419946, Kansas City, MO 64141-6946, or by telephone to 1-800-442-3814.

             Shareholder inquiries about general Fund information and requests for forms should be directed to the Funds' office at 1-800-99-BARON or 212-583-2100.

             Shareholders will be provided semi-annual unaudited and annual audited reports, including a listing of portfolio securities held. A single copy of each report will be mailed to an address at which more than one registered shareholder with the same last name (except nominees) has indicated mail is to be delivered, unless a shareholder requests otherwise.

             INTERNET ACCESS

             The Funds have an internet site on the World Wide Web at http://www.baronfunds.com.

             STOCK SYMBOLS

              BARAX   Baron Asset Fund
              BGINX   Baron Growth & Income Fund
              BSCFX   Baron Small Cap Fund

31           PROSPECTUS

MANAGEMENT DISCUSSION AND ANALYSIS

             BARON ASSET FUND

             Baron Asset Fund performed well in the fiscal year ended September 30, 1997. The Fund's 33.8% gain last year improved upon the Fund's 19.3% average annual performance since its inception a little more than ten years ago.

             -------------------------------------------------------------------
                          COMPARISON OF CHANGE IN VALUE OF $10,000
                      INVESTMENT IN BARON ASSET FUND & THE RUSSELL 2000
             -------------------------------------------------------------------


                                         [CHART]


                       RUSSELL                 BARON
                        2000*               ASSET FUND
                       -------              ----------
                        10,000                 10,000
              1987      10,471                 11,950
              1988       9,339                 13,234
              1989      11,346                 18,521
              1990       8,226                 12,838
              1991      11,993                 17,760
              1992      13,066                 19,484
              1993      17,397                 26,595
              1994      17,892                 28,728
              1995      22,072                 38,002
              1996      24,971                 46,097
              1997      33,259                 61,655





                   INFORMATION PRESENTED BY FISCAL YEAR AS OF SEPTEMBER 30

             -------------------------------------------------------------------
                  Past performance is not predictive of future performance

* The Russell 2000 is an unmanaged index of small and mid sized companies


             The Fund's performance was not uniform throughout the year. Baron Asset Fund under-performed the large cap S&P 500 index in the six months ended March 1997 while outperforming the small cap Russell 2000 index. During the six months ended September 1997, Baron Asset gained 35.6% and outperformed both the S&P 500 and the Russell 2000. The Russell 2000 also posted very strong gains. Although the businesses in which the Fund invested grew strongly during the first half of the fiscal year, the stock prices of these companies did not reflect the growth of their underlying businesses. The second half of the year represented a catch-up period for the stock prices of our investments.

32           PROSPECTUS

             Baron Asset Fund concentrates its investments in small and mid sized companies. During this year, and since late 1993, the performance of market averages that represent small companies significantly under-performed market averages that represent more established, large companies. This trend reversed in the second half of fiscal year 1997 when the Russell 2000 dramatically outperformed the S&P 500. We believe that small and mid sized companies currently offer better values than larger companies. Baron Asset Fund is well positioned if small cap stocks continue to outperform.

                                           BARON ASSET               RUSSELL
                                              FUND        S&P 500     2000
                                           -----------    -------    -------
12/31/92 - 9/30/97......................      +186.5%     +144.3 %    +120.9%
9/30/96 - 4/30/97.......................        -0.7%      +17.9 %      +0.1%
4/30/97 - 9/30/97.......................       +34.7%      +19.1 %     +33.1%

             The performance of Baron Asset Fund was consistent across sectors. Most of our investments performed well. Performance was strongest in Education, Financial Services, Media and Entertainment and Real Estate. Performance lagged in Communications.

             In fiscal year 1998, the Fund will continue to invest in companies that, in our opinion, are undervalued relative to their long term growth prospects and profitability. The Fund will continue to invest in businesses with significant growth prospects and increasing profitability. The companies will continue to be identified through our independent research efforts. Companies in which we invest will have the potential to increase in price at least 50% over the next two years. The Fund will remain diversified not only by industry and investment theme, but also by external factors we have identified that could affect company performance. This approach to investing in companies, not trading in stocks, could allow the Fund to continue to produce above average rates of return while keeping an attractive risk profile. We look forward to a successful 1998.

33           PROSPECTUS

             BARON GROWTH AND INCOME FUND

             Baron Growth & Income Fund performed well in the fiscal year ended September 30, 1997. According to Lipper analytical, the Fund is the number one ranked growth and income fund since its inception on January 3, 1995.

             -------------------------------------------------------------------
                          COMPARISON OF CHANGE IN VALUE OF $10,000
                          INVESTMENT IN BARON GROWTH & INCOME FUND
                                     & THE RUSSELL 2000
             -------------------------------------------------------------------


                                          [CHART]

                                              BARON
                                              GROWTH
                       RUSSELL                  AND
                        2000*               INCOME FUND
                       -------              ----------
                  1995  10,000                 10,000
                  1996  14,223                 18,575
                  1997  18,943                 25,468


                   INFORMATION PRESENTED BY FISCAL YEAR AS OF SEPTEMBER 30
             -------------------------------------------------------------------
                  Past performance is not predictive of future performance


* The Russell 2000 is an unmanaged index of small and mid sized companies


             The Fund's strong performance can be attributed to its investment strategy of allocating approximately 70% of its portfolio to rapidly growing, well managed, very profitable small cap companies that are attractively priced, and the remaining 30% to value oriented, income producing securities, also principally of smaller companies.

             The growth component of the Fund experienced below average performance during the first half of the fiscal year even though the businesses in which the Fund is a shareholder grew steadily. The strong relative performance of the Fund in the second half of the fiscal year, a gain of 34.1%, is to a great extent due to the Fund's investments in rapidly growing businesses and the strong relative performance of small cap stocks. The Fund performed well with its investments in Education, Financial Services and Media and Entertainment. The Fund's investments in Communications under-performed in 1997 and provide significant opportunities in fiscal 1998.

             The income component of the Fund performed well with its significant REIT investments. The REIT portion of the Fund gained a very strong

34           PROSPECTUS

             49.4% for the year. This performance compared extremely well with other real estate oriented mutual funds. Strong appreciation from the Fund's income component and substantial current income, provided the Fund with very attractive relative risk characteristics for a mutual fund invested primarily in small cap companies.

             In fiscal year 1998, we currently expect the majority of the Fund's income producing securities to continue to be REITs. The growth component of the Fund will continue to be invested in stocks that have the potential to appreciate in value at least 50% during the next two years.

             The Fund's portfolio is well positioned to offer attractive returns with its fast growing small cap companies. Its investments in income-producing securities should provide the portfolio with more stable, although somewhat lesser, returns. We look forward to a successful 1998.

35           PROSPECTUS

HOW TO PURCHASE SHARES

             (Please consult the Prospectus for more detailed information)

             BY MAIL

             To open a new account send your application form with your check payable to:
                         Baron Funds
                         P.O. Box 419946
                         Kansas City, MO 64141-6946

             When making subsequent investments, complete the additional investment form provided at the bottom of your account statement or purchase confirmation, or write a note indicating in which Baron Fund the investment should go and the account number.

             BY TELEPHONE

             Once your account is open you may make subsequent investments by telephone and exchange among the Funds if you have elected that option on the application. By choosing this option you authorize Baron Funds to draw on your bank account. Please note that your accounts must be identically registered. To add this option to your account, call 1-800-442-3814 for the forms.

             BY WIRE

             You can make your initial or subsequent investments in the Funds by wire. To do so: (1) contact the Funds' transfer agent, DST Systems, Inc., at 1-800-442-3814 to obtain an account number. (2) Complete the application form and mail it to:
                         Baron Funds
                         P.O. Box 419946
                         Kansas City, MO 64141-6946

             (3) Instruct your bank to wire funds to the United Missouri Bank of Kansas City, N.A., ABA No. 1010-0069-5, Account No. 98-7037-101-4.
             (4) Be sure to specify the following information in the wire: (a) the Fund you are buying, (b) your account number, (c) your name, and (d) your wire number.

             BY BROKER-DEALERS

             You may purchase shares of the Funds through a broker-dealer or other financial institution that may charge a transaction fee. Investors should be aware that if you purchase the shares directly from the Funds, no transaction fee is charged.

             NOT PART OF THE PROSPECTUS

HOW TO REDEEM SHARES

             (Please consult the Prospectus for more detailed information)

             BY MAIL

             Shares may be sold by executing a written request for redemption, as described below, and mailing the request to:
                         Baron Funds
                         P.O. Box 419946
                         Kansas City, MO 64141-6946

             The redemption request must specify the name of the Fund, the number of shares, or dollar amount, to be redeemed and the account number.

             BY TELEPHONE

             If you have selected the telephone redemption option when you opened your account, you may redeem up to $25,000 per quarter by telephone. To add this option to your account call 1-800-442-3814 for a telephone redemption form. Once made, your telephone request cannot be modified or canceled. The minimum amount that you may redeem by telephone is $1,000.

             BY WIRE

             To have redeemed shares wired to you please call 1-800-442-3814 for instructions.

             BY BROKER-DEALERS

             You may redeem shares through broker-dealers or other institutions who may charge you a fee.

             SPECIAL INFORMATION ABOUT REDEMPTIONS

             If the amount to be redeemed is greater than $25,000, all of the signatures on a redemption request and/or certificate must be guaranteed by an 'eligible' guarantor. Corporations and other entities may have additional requirements.

             NOT PART OF THE PROSPECTUS

[LOGO]

767 Fifth Avenue
  NY, NY 10153
  212-583-2100
 1-800-99-BARON



                          STATEMENT OF DIFFERENCES
                          ------------------------

The dagger symbol shall be expressed as...............................   'D'

                                BARON ASSET FUND
                           BARON GROWTH & INCOME FUND
                              BARON SMALL CAP FUND


                                767 Fifth Avenue
                            New York, New York 10153
                                 (800) 99-BARON
                                  212-583-2100
                            ________________________

                      STATEMENT OF ADDITIONAL INFORMATION
                                January 28, 1998
                            ________________________


Baron Asset Fund is a no-load, open-end, diversified management investment company organized as a series fund with three series currently available (individually a "Fund" and collectively the "Funds"): Baron Asset Fund, started in June of 1987, Baron Growth & Income Fund, started in January of 1995, and
Baron Small Cap Fund,  started October 1, 1997.   Baron Asset Fund's investment
objective is to seek capital appreciation through investments in securities of small and medium sized companies with under valued assets or favorable growth prospects. Baron Growth & Income Fund's investment objective is to seek capital appreciation with income as a secondary objective. Baron Small Cap Fund's investment objective is to seek capital appreciation through investments primarily in securities of small companies.

                            ________________________

This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds' prospectus dated January 28, 1998 as amended or supplemented from time to time (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. Additional copies of the Prospectus may be obtained without charge by writing or calling the Funds at the address and telephone number set forth above.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Statement of Additional Information and the related Prospectus do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                               TABLE OF CONTENTS
                               -----------------

                                                  Page in
                                                  Statement
                                                  of
                                                  Additional     Page in
                                                  Information    Prospectus
                                                  -----------    ----------

Investment Objectives and Policies . . . . . . .      3              8
     Investment Restrictions . . . . . . . . . .      3
     Short Sales Against the Box . . . . . . . .      7              14
     Option Transactions . . . . . . . . . . . .      8              13
     Use of Segregated and Other Special Accounts     10
     Depository Receipts . . . . . . . . . . . .      11

Medium and Lower Rated Corporate Debt Securities      12             11
     Turnover Rate . . . . . . . . . . . . . . .      14             15

Management of the Funds
     Board of Trustees and Officers. . . . . . .      15             20
     Principal Holders of Shares . . . . . . . .      17
     Investment Adviser. . . . . . . . . . . . .      17             19
     Distributor . . . . . . . . . . . . . . . .      19             23
     Distribution Plan . . . . . . . . . . . . .      20             23
     Brokerage . . . . . . . . . . . . . . . . .      23             19
     Custodian, Transfer Agent and
     Dividend Agent. . . . . . . . . . . . . . .      26             31

Redemption of Shares . . . . . . . . . . . . . .      26             25

Net Asset Value. . . . . . . . . . . . . . . . .      26             28

Taxes. . . . . . . . . . . . . . . . . . . . . .      27             29

Organization and Capitalization. . . . . . . . .      28             30
     General . . . . . . . . . . . . . . . . . .      28
     Shareholder and Trustee Liability . . . . .      28

Other Information. . . . . . . . . . . . . . . .      27             30
     Independent Accountants . . . . . . . . . .      27             6
     Calculation of Performance Data . . . . . .      27             18

                        INVESTMENT OBJECTIVES AND POLICIES

     The  following  information   supplements  the  discussion  of  the  Funds'
investment  objectives and policies set forth on page  8   of the  Prospectus.
Unless otherwise specified, the investment programs and restrictions are not fundamental policies. Such operating policies are subject to change by the Fund's Board of Trustees without the approval by the shareholders. Shareholders will, however, be notified prior to any material changes. Fundamental policies may be changed only with the approval of a majority of the Funds' outstanding voting securities. Investment Restrictions

     Baron Asset Fund, Baron Growth & Income Fund, and Baron Small Cap Fund have adopted the following investment restrictions, which include those described in the Prospectus. These restrictions represent fundamental policies of the Funds and may not be changed without the approval of the Funds' shareholders. Unless otherwise noted, all percentage restrictions are as of the time of the investment after giving effect to the transaction.

BARON ASSET FUND MAY NOT:

1. Issue senior securities except in connection with any permitted borrowing where the Fund is deemed to have issued a senior security;

2. Borrow money except from banks for temporary purposes in an amount not exceeding 5% of the Fund's total assets less liabilities at the time the borrowing is made;

3. Purchase securities on margin except for short-term credit necessary for the clearance of portfolio transactions;

4. Make short sales of securities, maintain a short position, write put options or buy futures contracts;

5.   Purchase or sell commodities or commodity contracts;

6. Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly traded;

7.   Invest in oil, gas or mineral-related programs or leases;

8. Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. government securities;

9. Purchase the securities of any one issuer other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations;

10. Invest more than 10% of the value of the Fund's total assets in securities which are restricted or not readily marketable or in repurchase agreements maturing or terminable in more than seven days;

11. Invest in securities of other open end investment companies (except in connection with a merger, consolidation or other reorganization and except for the purchase of shares of registered open-end money market mutual funds if double advisory fees are not assessed), invest more than 5% of the value of the Fund's total assets in more than 3% of the total outstanding voting securities of another investment company or more than 10% of the value of the Fund's total assets in securities issued by other investment companies;

12. Participate on a joint, or a joint and several, basis in any securities trading account;

13.  Underwrite securities of other issuers;

14. Make loans to other persons, except up to 10% of the value of the Fund's total assets in loans of portfolio securities and except to the extent that the purchase of publicly traded debt securities and the entry into repurchase agreements in accordance with the Fund's investment objective and policies may be deemed to be loans;

15. Mortgage, pledge or hypothecate any portfolio securities owned or held by the Fund, except as may be necessary in connection with permitted borrowing;

16. Invest more than 5% of its total assets in warrants to purchase common stock;

17. Purchase securities of any issuer with a record of less than three years' continuous operation, including predecessors, except obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund; or

18. Purchase or retain any securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a member, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

BARON GROWTH & INCOME FUND AND BARON SMALL CAP FUND MAY NOT:

1. Issue senior securities or borrow money or utilize leverage in excess of 25% of its net assets (plus 5% for emergency or other short-term purposes) from banks from time to time.

2. Except as described in the prospectus, engage in short-sales, purchase securities on margin or maintain a net short position.

3. Purchase or sell commodities or commodity contracts except for hedging purposes and in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be considered a commodity pool.

4. Purchase or sell oil and gas interests or real estate. Debt or equity securities issued by companies engaged in the oil, gas or real estate business are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

5. Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. government securities.

6. Purchase the securities of any one issuer other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations.

7.   Underwrite securities of other issuers.

8. Make loans, except to the extent the purchase of debt obligations of any type (including repurchase agreements and corporate commercial paper) are considered loans and except that the Fund may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission and the securities exchanges where such securities are traded.

9. Participate on a joint, or a joint and several, basis in any securities trading account.

10. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with options, loans of portfolio securities, or other permitted borrowings.

11. Purchase securities of any issuer with a record of less than three years' continuous operations, including predecessors, except obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.

12. Invest more than 15% of its assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

AS A NON-FUNDAMENTAL POLICY, BARON GROWTH & INCOME FUND AND BARON SMALL CAP FUND WILL NOT:

1. Invest in securities of other registered investment companies (except in connection with a merger, consolidation or other reorganization and except for the purchase of shares of registered open-end money market funds if double advisory fees are not assessed), invest more than 5% of the value of the Fund's total assets in more than 3% of the total outstanding voting securities of another investment company or more than 10% of the value of the Fund's total assets in securities issued by other investment companies.

2. Invest more than 5% of its total assets in warrants to purchase common stock.

3. Purchase the securities of any issuer of which any officer or director of the Fund owns 1/2 of 1% of the outstanding securities or in which the officers and directors in the aggregate own more than 5%.

     The Securities and Exchange Commission currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modifications. The portfolios of the Funds are valued every day the New York Stock Exchange is open for trading.

     With respect to investments in warrants, the Funds will not invest in excess of 2% of the value of the particular Fund's net assets in warrants that are not listed on the New York or American Stock Exchanges. Warrants are essentially options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

SHORT SALES AGAINST THE BOX

     Baron Growth & Income Fund and Baron Small Cap Fund may sell short "against the box" to protect or defer an unrealized gain in a security. At the time of the short sale, the Funds will either own or have the unconditional right to acquire at no additional cost the identical security sold short. The Funds may use this technique in connection with convertible securities as well as common stock. The Funds may have to pay a fee to borrow securities, which would partially offset any gain thereon.

OPTIONS TRANSACTIONS AND SWAPS

     Baron Asset Fund may write (sell) call options and purchase put options, and Baron Growth & Income Fund and Baron Small Cap Fund may purchase or write put or call options. The purpose of writing covered call options is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share. The Funds may also enter into equity swap transactions.

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation, when exercised, to buy, the underlying security, at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying security against a substantial decline in the market value by giving the Fund the right to sell such security at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller if exercised, the obligation to sell, the underlying security at the exercise price. The Fund's purchase of a call option on a security might be intended to protect the Fund against an increase in the price of the underlying security that it intends to purchase in the future by fixing the price at which it may purchase such security or to limit the loss to the extent of the premium for a security it might otherwise purchase. An American style put or call option may be exercised at any time during a fixed period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto, and the Funds may engage in either style option. The Funds are authorized to engage in transactions with respect to exchange-listed options and over-the-counter options ("OTC options") and equity swap transactions. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security, although in the future cash settlement may become available. Rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are usually closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange- listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. The hours of trading for listed options may not coincide with the hours during which the underlying instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     Equity swap transactions are entered into with financial institutions through a direct agreement with the Counterparty, generally pursuant to an ISDA Master Agreement. The Funds may use equity swaps, or other derivative instruments, for hedging purposes against potential adverse movements in security prices or for non-hedging purposes such as seeking to enhance return. The Funds may be required to post collateral for such transactions. The risks involved are similar to the risks for OTC options. Please see the discussion of risks below.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option and an equity swap, including terms such as method of settlement, term, exercise price, premium, guarantees and security, are negotiated by the parties. The Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in according with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. The Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Funds will engage in OTC option transactions only with United States securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-1" from Standard & Poor's Corporation ("S&P") or "P-1" from Moody's Investor Services ("Moody's") or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any,) are illiquid, and are subject to a fund's limitations on investments in illiquid securities.

     If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     Baron Growth & Income Fund and Baron Small Cap Fund may purchase and sell call options, and Baron Asset Fund may sell options, on corporate debt securities and equity securities (including convertible securities). All calls sold by the Funds must be "covered" (i.e., a Fund must own the underlying securities) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

     Baron Growth & Income Fund and Baron Small Cap Fund may purchase and sell put options, and Baron Asset Fund may buy put options, on corporate debt securities and equity securities (including convertible securities). All put options must be covered. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

USE OF SEGREGATED  AND OTHER  SPECIAL  ACCOUNTS

     Many hedging transactions, in addition to other requirements, require that a Fund segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A put option written requires that the Fund segregate liquid, high grade assets equal to the exercise price. Hedging transactions may be covered by other means when consistent with applicable regulatory policies.

     OTC options entered into by a Fund will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. OCC-issued and exchange-listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery, or cash settlement and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

DEPOSITORY  RECEIPTS

     The Funds may invest in securities commonly known as American Depository Receipts ("ADRs"), and in European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the- counter market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADR's or EDRs although the issuing bank or trust company may impose on the purchase of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities, since (i) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and
(ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

MEDIUM AND LOWER RATED CORPORATE DEBT SECURITIES

     Baron Growth & Income Fund and Baron Small Cap Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be known as "junk bonds." The Funds may invest in securities of distressed issuers when the intrinsic values of such securities have, in the opinion of the Adviser, warranted such investment. Corporate debt securities rated Baa are regarded by Moody's as being neither highly protected nor poorly secured. Interest payments and principal security appears adequate to Moody's for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities are regarded by Moody's as lacking outstanding investment characteristics and having speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories.

     Corporate debt securities which are rated B are regarded by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation in this group of ratings. Securities rated D by S&P or C by Moody's are in default and are not currently performing.

     The Funds will rely on the Adviser's judgment, analysis and experience in evaluating debt securities. Ratings by S&P and Moody's evaluate only the safety of principal and interest payments, not market value risk. Because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser monitors the issuers of corporate debt securities held in the Funds' portfolio. The credit ratings assigned by a rating agency to a security is a factor considered by the Adviser in selecting a security, but the intrinsic value in light of market conditions and the Adviser's analysis of the fundamental values underlying the issuer are of more significance. Because of the nature of medium and lower rated corporate debt securities, achievement by the Funds of their respective investment objectives when investing in such securities is dependent on the credit analysis of the Adviser. If the Funds purchased primarily higher rated debt securities, risks would be substantially reduced.

     A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in a Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in the portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to have an impact on the market price of any medium to lower grade corporate debt securities in the portfolio and thus could have an effect on the net asset value of a Fund if other types of securities did not show offsetting changes in values. The secondary market value of corporate debt securities structured as zero coupon securities or payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accrued, to the extent that a Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Investment in such securities also involves certain tax considerations.

     To the extent that there is no established market for some of the medium or low grade corporate debt securities in which the Funds may invest, there may be thin or no trading in such securities and the ability of the Adviser to value accurately such securities may be adversely affected. Further, it may be more difficult for a Fund to sell securities for which no established retail market exists as compared with securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in a Fund's portfolio, the responsibility of the Adviser to value that Fund's securities becomes more difficult and the Adviser's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data. To the extent that a Fund purchases illiquid corporate debt securities or securities which are restricted as to resale, that Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. A Fund may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A under the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board of Trustees under applicable guidelines.

TURNOVER RATE

     The adviser expects that the average annual turnover rate of the portfolios of Baron Asset Fund and Baron Growth & Income Fund should not exceed 50% and of Baron Small Cap Fund should not exceed 100%. A portfolio turnover rate of 100% would occur if all the securities in the portfolio were replaced in a one year period. The portfolio turnover rate is calculated by dividing the lesser of portfolio purchases or sales by the average monthly value of portfolio securities, excluding short term securities. For the year ended September 30, 1997, Baron Asset Fund's portfolio turnover was 13% and Baron Growth & Income Fund's was 25%. For the year ended September 30, 1996, Baron Asset Fund's portfolio turnover was 19% and Baron Growth & Income Fund's portfolio turnover was 40%. Baron Small Cap Fund has no historical rates to report at this time. The turnover rate fluctuates depending on market conditions.

                             MANAGEMENT OF THE FUNDS
                             -----------------------

BOARD OF TRUSTEES AND OFFICERS

     The Trustees and executive officers of the Funds and their principal occupations during the last five years are set forth below.

                             Position Held                    Principal Occupation(s)
Name and Address             With the Fund                    During Past Five Years
----------------             ---------------------------      -------------------------------------------------------

Ronald Baron  *+             President, Chief Investment      President and Director of:
767 Fifth Avenue             Officer and Trustee              Baron Capital, Inc. (1982- Present), Baron Capital
New York, NY 10153                                            Management, Inc. (1983-Present), Baron Capital Group,
                                                              Inc. (1984-Present), BAMCO, Inc. (1987- Present).

Norman S. Edelcup            Trustee                          Chairman, Item Processing of America (1989-Present),
244 Atlantic Isle                                             (financial institution service bureau); Director, Valhi Inc.
N. Miami Beach, FL 33160                                      (1975-Present) (diversified company); Director, Artistic
                                                              Greetings, Inc. (1985-Present).

Neal M. Elliott              Trustee                          President, Chief Executive Officer and Chairman,
6001 Indian School Road, NE                                   Horizon/CMS Healthcare Corp.(1986-Present) (long term
Albuquerque, NM 87110                                         health care); Director, LTC Properties, Inc.(1992-Present)
                                                              (real estate investment trust); Director, Frontier
                                                              Natural Gas Corp. (1991-Present) (oil and gas exploration).

Mark M. Feldman              Trustee                          President and Chief Executive Officer, Cold Spring Group,
444 Madison Avenue, Ste 703                                   Inc. (1993-Present)(reorganization and restructuring consulting);
New York, NY 10020                                            Chief Restructuring Officer, various companies (1995-Present)
                                                              (case and litigation management); Director, SNL Securities, Inc.
                                                              (1997-Present) (publisher of data bases and manager of a bank and thrift stock portfolio); Trustee, Aerospace Creditors Liquidating
                                                              Trust (1993-1997)(administered and liquidated assets).

Irwin Greenberg              Trustee                          Chairman (1994-1997) and Director (1991-Present), Lehigh Valley
4303 W. Wyndemere Circle                                      Hospital Board; Retail Consultant, (1990-Present); Director, Cedar
Schnecksville, PA 18078                                       Crest College (1990-Present); Director, Henry Lehr & Co., Inc.
                                                              (1996-Present) (insurance); President and Chief Executive Officer,
                                                              Hess's Department Stores (1976-1990).

                             Position Held                    Principal Occupation(s)
Name and Address             With the Fund                    During Past Five Years
----------------             ---------------------------      -------------------------------------------------------
Clifford Greenberg           Vice President                   Vice President, Baron Capital, Inc.,
767 Fifth Avenue                                              Baron Capital Group, Inc., BAMCO, Inc.
New York, NY 10153                                            (1997-Present); General Partner, HPB
                                                              Associates, L.P. (1984-1996) (investment partnership).

Linda S. Martinson*+         Secretary,                       General Counsel and Secretary of: Baron
767 Fifth Avenue             Vice President                   Capital, Inc. (1983-Present), BAMCO,
New York, NY 10153           and Trustee                      Inc. (1987-Present), Baron Capital
                                                              Group, Inc. (1984-Present), Baron
                                                              Capital Management, Inc. (1983-Present).

Charles N. Mathewson         Trustee                          Chairman of the Board, International
9295 Prototype Road                                           Game Technology (1986-Present)
Reno, NV 89511                                                (manufacturer of microprocessor-
                                                              controlled gaming machines and monitoring systems).

Harold W. Milner             Trustee                          Retired; President and Chief Executive
2293 Morningstar Drive                                        Officer, Kahler Realty Corporation
Park City, UT 84060                                           (1985-1997) (hotel ownership and management).

Raymond Noveck+              Trustee                          President, The Medical Information
31 Karen Road                                                 Line, Inc. (1997-Present) (health care
Waban, MA 02168                                               information); President, Strategic information); Director, Horizon/CMS
                                                              Healthcare Corporation (1987-1997).

Susan Robbins                Vice President                   Senior Analyst, Vice President and
767 Fifth Avenue                                              Director of: Baron Capital, Inc. (1982-
New York, NY 10153                                            Present), Baron Capital Management, Inc.(1984-Present).

Morty Schaja*                Senior Vice                      Senior Vice President and Chief
767 Fifth Avenue             President, Chief                 Operating Officer of Baron Capital, Inc.
New York, NY 10153           Operating Officer and Trustee    (1997-Present), Managing Director, Vice
                                                              President, Baron Capital, Inc. (1991-Present) and Director, Baron
                                                              Capital Group, Inc., Baron Capital Management, Inc., and BAMCO, Inc.
                                                              (1997-Present).

Daniel Tisch                 Trustee                          Partner, Mentor Partners, L.P. (1987-
500 Park Avenue                                               Present) (investment partnership).
New York, NY 10022

                             Position Held                    Principal Occupation(s)
Name and Address             With the Fund                    During Past Five Years
----------------             ---------------------------      -------------------------------------------------------

David A. Silverman, M.D.     Trustee                          Physician and Faculty, New York Univ.
239 Central Park West                                         School of Medicine (1976-Present).
New York, NY 10024

Peggy Wong                   Treasurer and                    Treasurer and Chief Financial Officer
767 Fifth Avenue             Chief Financial Officer          of: Baron Capital, Inc., Baron Capital
New York, NY 10153                                            Group, Inc., BAMCO,Inc., Baron Capital Management, Inc.(1987-Present).

---------------------------------

* Trustees deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.

+ Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session.


     The Trustees who are not affiliated with or interested persons of the Funds' investment adviser receive fees of $5,000 annually plus an attendance fee of $500 for each meeting attended in person ($250 for telephone participation). The Trustees who are interested persons of the Funds' investment adviser receive no compensation from the Funds. As indicated in the above table, certain Trustees and officers also hold positions with the Funds' adviser and distributor.

PRINCIPAL HOLDERS OF SHARES

     As of December 31, 1997, the following persons were known to the Funds to be the record or beneficial owners of more than 5% of the outstanding securities of the Funds:

                                      Baron Asset       Baron Growth       Baron Small
                                      Fund              & Income Fund      Cap Fund
                                      -----------       -------------      -----------
Charles Schwab & Co., Inc.              49.8%             45.8%               45.2%
National Financial Services Corp.       11.8%             15.6%               28.4%

All of the above record owners are brokerage firms or other Financial Institutions that hold stock for the benefit of their respective customers. As of December 31, 1997, all of the officers and Trustees of Baron Asset Fund as a group beneficially owned directly or indirectly 0.41% of Baron Asset Fund's outstanding shares 1.30% of Baron Growth & Income Fund's outstanding shares and 1.22% of Baron Small Cap Fund's outstanding shares.

INVESTMENT ADVISER

     The investment adviser to the Funds is BAMCO, Inc. (the "Adviser"), a New York corporation with its principal offices at 767 Fifth Avenue, New York, N.Y. 10153 and a subsidiary of Baron Capital Group, Inc. ("BCG"). Mr. Ronald Baron is the controlling stockholder of BCG and is BAMCO's chief investment officer. Mr. Baro-n has over 25 years of experience as a Wall Street analyst and has managed money for others for over 20 years. He has been a participant in Barron's Roundtable and has been a featured guest on Wall Street Week, CNN and CNBC/FNN. Pursuant to separate Advisory Agreements with each Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services and management to each Fund, including making the day-to-day investment decisions and arranging portfolio transactions for the Funds subject to such policies as the Trustees may determine. Baron Asset Fund incurred advisory expenses of $18,573,064 for the year ended September 30, 1997; $6,923,899 for the year ended September 30, 1996; and $1,549,306 for the year ended September 30, 1995. Baron Growth & Income Fund incurred advisory expenses of $2,828,391 for the year ended September 30, 1997; $994,621 for the year ended September 30, 1996; and $60,398 for the period January 3, 1995 (commencement of operations) to September 30, 1995. Baron Small Cap Fund had no operating history as of September 30, 1997.

     Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Funds, and pays the salaries and fees of all officers and Trustees who are interested persons of the Adviser.

     The Funds pay all operating and other expenses not borne by the Adviser such as audit, accounting and legal fees; custodian fees; expenses of registering and qualifying its shares with federal and state securities commissions; expenses in preparing shareholder reports and proxy solicitation materials; expenses associated with each Fund's shares such as dividend disbursing, transfer agent and registrar fees; certain insurance expenses; compensation of Trustees who are not interested persons of the Adviser; and other miscellaneous business expenses. The Funds also pay the expenses of offering the shares of each respective Fund, including the registration and filing fees, legal and accounting fees and costs of printing the prospectus and related documents. Each Fund also pays all taxes imposed on it and all brokerage commissions and expenses incurred in connection with its portfolio transactions.

     Ronald Baron is the controlling stockholder, President and a Director of BCG. The Adviser utilizes the staffs of Baron Capital and Baron Capital's subsidiary Baron Capital Management, Inc. ("BCM") to provide research. Directors, officers or employees of the Adviser and/or its affiliates may also serve as officers or Trustees of the Fund. BCM is an investment adviser to institutional and individual accounts. Clients of BCM and Baron Capital have investment objectives which may vary only slightly from those of each other and of the Fund. BCM and Baron Capital invest assets in such clients' accounts and in the accounts of principals and employees of BCM and Baron Capital in investments substantially similar to, or the same as, those which constitute the principal investments of the Fund. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Adviser, BCM and Baron Capital to allocate such transactions in a manner deemed equitable by the Adviser, and for the Adviser's, BCM's and Baron Capital's principals and employees to take either the same or least favorable price of the day.

     Each Advisory Agreement provides that the Fund may use "Baron" as part of its name for so long as the Adviser serves as investment adviser to that Fund. Each Fund acknowledges that the word "Baron" in its name is derived from the name of the entities controlling, directly and indirectly, the Adviser, which derive their name from Ronald Baron; that such name is the property of the Adviser and its affiliated companies for copyright and/or other purposes; and that if for any reason the Adviser ceases to be that Fund's investment adviser, that Fund will promptly take all steps necessary to change its name to one that does not include "Baron," absent the Adviser's written consent.

     Each Advisory Agreement provides that the Adviser shall have no liability to that Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by that Fund; provided, that the Adviser shall not be protected against liabilities arising by virtue of willful misfeasance, bad faith or gross negligence, or reckless disregard of the Adviser's obligations under the Advisory Agreement.

     The Advisory Agreement with respect to Baron Asset Fund and Baron Growth & Income Fund were approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" ( as defined by the Investment Company Act of 1940 ( "1940 Act" ) ) on May 11, 1987, and October 21, 1994, respectively. The Advisory Agreement with respect to Baron Small Cap Fund was approved by a majority of the Trustees, including a majority of the non-interested Trustees, on July 29, 1997. Baron Small Cap Fund's Advisory Agreement is for an initial two year period but the Advisory Agreements must normally be approved annually by the Trustees or a majority of the particular Fund's shares and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. With respect to Baron Asset Fund and Baron Growth & Income Fund, such approval for 1997 was approved at a Board of Trustees meeting held on April 28, 1997.

     Each Advisory Agreement is terminable without penalty by either the Fund (when authorized by majority vote of either its outstanding shares or the Trustees) or the Adviser on 60 days' written notice. Each Advisory Agreement shall automatically terminate in the event of its "assignment" (as defined by 1940 Act). Distributor

     The Funds have a distribution agreement with Baron Capital, Inc., ("Baron Capital" or the "Distributor") a New York corporation and a subsidiary of BCG (controlled by Ronald Baron), located at 767 Fifth Avenue, New York, N.Y. 10153. Baron Capital is affiliated with the Adviser. The Distributor acts as the agent for the Funds for the continuous public offering of their shares on a best efforts basis pursuant to a distribution plan adopted under Rule 12b-1 under the 1940 Act ("Distribution Plan"). Distribution Plan

     The Distribution Plan authorizes the Funds to pay the Distributor a distribution fee equal on an annual basis to 0.25% of the Funds' average daily net assets. The fee was reduced to 0.25% from 0.50% on July 12, 1993. The distribution fee is paid to the Distributor in connection with its activities or expenses primarily intended to result in the sale of shares, including, but not limited to, compensation to registered representatives or other employees of the Distributor; compensation to and expenses of employees of the Distributor who engage in or support the distribution of shares or who service shareholder accounts; telephone expenses; interest expenses;

preparing,  printing and  distributing  promotional  and  advertising  material;
preparing, printing and distributing the Prospectus and reports to other than current shareholders; and commissions and other fees to broker-dealers or other persons (excluding banks) who have introduced investors to the Fund.

     If and to the extent the expenses listed below are considered to be primarily intended to result in the sale of shares within the meaning of Rule 12b-1, they are exempted from the limits set forth above: (a) the costs of preparing, printing or reproducing and mailing all required reports and notices to shareholders; (b) the costs of preparing, printing or reproducing and mailing all proxy statements and proxies (whether or not such proxy materials include any item relating to or directed toward the sale of shares); (c) the costs of preparing, printing or reproducing and mailing all prospectuses and statements of additional information; (d) all legal and accounting fees relating to the preparation of any such report, prospectus, and proxy materials; (e) all fees and expenses relating to the qualification of the Funds and/or their shares under the securities or "Blue Sky" laws of any jurisdiction; (f) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of Shares;
(g) all fees and assessments, if any, of the Investment Company Institute or any successor organization, whether or not its activities are designed to provide sales assistance; (h) all costs of preparing and mailing confirmations of shares sold or redeemed and reports of share balances; (i) all costs of responding to telephone or mail inquiries of shareholders or prospective shareholders.

     The Distribution Plan requires that while it is in effect the Distributor report in writing, at least quarterly, the amounts of all expenditures, the identity of the payees and the purposes for which such expenditures were made for the preceding fiscal quarter.

     For the fiscal year ended September 30, 1997, Baron Asset Fund paid distribution fees to the Distributor of $4,643,269 (an additional $577,723 was incurred but not paid pursuant to the 0.25% limitation), and Baron Growth & Income Fund paid distribution fees to the Distributor of $707,098 (an additional $85,998 was incurred but not paid pursuant to the 0.25% limitation).

The distribution expenses incurred by the Distributor for the fiscal year ended September 30, 1997with respect to these two Funds were as follows:



(a)    Advertising                                       $         4,315
(b)    printing and mailing of prospectuses                      941,633
       to other than current shareholders
(c)    Compensation paid or to be paid to                      4,022,417
       sales personnel
(d)    Other                                                   1,055,723


     Trustees of the Funds who were not interested persons of the Funds had no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement. Ronald Baron, an interested person of the Funds, the Adviser and the Distributor, had such an interest.

     Baron Asset Fund received net proceeds of approximately $1,902,643,771 from sales of its shares during the fiscal year ended September 30, 1997. The cost of shares redeemed by the Fund during such year was approximately $507,202,614. Baron Growth & Income Fund received net proceeds of approximately $203,535,325 from sales of1its shares for the fiscal year ended September 30,1997. The cost of shares redeemed by the Fund during such period was approximately $112,424,286 Baron Small Cap Fund had no operating history as of September 30, 1997.

     The Distribution Plan has been approved by the Funds' Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto. In approving the Distribution Plan, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.

     Baron Capital is authorized to make payments to authorized dealers, banks and other financial institutions who have rendered distribution assistance and ongoing shareholder support services, shareholder servicing assistance or record keeping. Certain states may require that any such person be registered as a dealer with such state. The Funds may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Distribution Plan. No preference will be shown in the selection of investments for the instruments of such depository institutions. Baron Capital may also retain part of the distribution fee as compensation for its services and expenses in connection with the distribution of shares.

     Baron Capital anticipates that its actual expenditures will substantially exceed the distribution fee received by its during the early years of the Funds, and that in later years its expenditures may be less than the distribution fee, thus enabling Baron Capital to realize a profit in those years. For example, if a Fund's average daily net asset value were $2 million, even if Baron Capital incurred $50,000 of distribution expenses, it would receive only $10,000 as its fee. Alternatively, if, the Fund's daily average net assets were $25 million, and Baron Capital incurred $60,000 of distribution expenses, it would receive $125,000 as its fee giving Baron Capital a $65,000 profit. If the Distribution Plan is terminated, the Funds will owe no payments to Baron Capital other than any portion of the distribution fee accrued through the effective date of termination but then unpaid.

     Unless terminated in accordance with its terms, the Distribution Plan shall continue in effect until, and from year to year thereafter if, such continuance is specifically approved at least annually by its Trustees and by a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto, such votes cast in person at a meeting called for the purpose of such vote.

     The Distribution Plan may be terminated at any time by the vote of a majority of the members of the Funds' Board of Trustees who are not interested persons of the Funds and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto or by the vote of a majority of the outstanding shares. The Distribution Plan may not be amended to increase materially the amount of payments to be made without the approval of a majority of the shareholders. All material amendments must be approved by a vote of the Trustees and of the Trustees who are not interested persons of the Funds and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto, such votes cast in person at a meeting called for the purpose of such vote.

     The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in business of underwriting, selling or distributing securities. Accordingly, the Distributor will enter into agreements with banks only to provide administrative assistance. However, changes in federal or state statues and regulations pertaining to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. It is not expected that shareholders would suffer any adverse financial consequences as a result of these occurrences.

BROKERAGE

     The Adviser is responsible for placing the portfolio brokerage business of the Funds with the objective of obtaining the best net results for the Funds, taking into account prompt, efficient and reliable executions at a favorable price. Brokerage transactions for the Funds are effected chiefly by or through the Adviser's affiliate, Baron Capital, when consistent with this objective and subject to the conditions and limitations of the 1940 Act. Baron Capital is a member of the National Association of Securities Dealers, Inc., but is not a member of any securities exchange.

     The Funds' Board of Trustees has adopted procedures pursuant to Rule 17e-1 of the 1940 Act which are reasonably designed to provide that the commissions paid to Baron Capital are reasonable and fair compared to the commission, fee or other enumeration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Board reviews no less frequently than quarterly that all transactions effected pursuant to Rule 17e-1 during the preceding quarter were effected in compliance with such procedures. The Funds and the Adviser furnish such reports and maintain such records as required by Rule 17e-1. The Funds do not deal with Baron Capital in any portfolio transaction in which Baron Capital acts as principal.

     For the fiscal year ended September 30, 1997, of the total $3,307,779 brokerage commissions paid by Baron Asset Fund and Baron Growth & Income Fund,

$2,575,700 brokerage commissions were paid to Baron Capital. For the fiscal year ended September 30, 1996, of the total $1,576,882 brokerage commissions paid by Baron Asset Fund and Baron Growth & Income Fund, $1,383,564 brokerage commissions were paid to Baron Capital. The brokerage commissions paid to Baron Capital represent 77.9% of the aggregate dollar amount of brokerage commissions paid and 76.4% of the aggregate dollar amount of transactions involving the payment of commissions for the 1997 fiscal year. The brokerage commissions paid to Baron Capital represent 87.7% of the aggregate dollar amount of brokerage commissions paid and 58.4% of the aggregate dollar amount of transactions involving the payment of commissions for the 1996 fiscal year. For the fiscal year ended September 30, 1995, of the total $369,753 brokerage commissions paid by the Funds, $341,336 in brokerage commissions were paid to Baron Capital. The brokerage commissions paid to Baron Capital represent 92.3% of the aggregate dollar amount of brokerage commissions paid and 89.0% of the aggregate dollar amount of transactions involving the payment of commissions for the 1995 fiscal year. Baron Small Cap Fund had no operating history as of September 30, 1997.

    Under the Investment Advisory Agreements and as permitted by Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer (except Baron Capital) which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is consistent with the Funds' policies and is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Such research and information may be used by the Adviser or its affiliates to supplement the services it is required to perform pursuant to the Advisory Agreement in serving the Funds and/or other advisory clients of affiliates.

     Broker-dealers may be willing to furnish statistical research and other factual information or services to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Funds, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided research to the Adviser. Research provided by brokers is used for the benefit of all of the Adviser's or its affiliates' clients and not solely or necessarily for the benefit of the Funds. The Adviser's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration the in the selection of brokers to execute portfolio transactions.

     Baron Capital acts as broker for, in addition to the Funds, accounts of BCM and Baron Capital, including accounts of principals and employees of Baron Capital, BCM and the Adviser. Investment decisions for the Funds for investment accounts managed by BCM and for accounts of Baron Capital are made independent of each other in light of differing considerations for the various accounts. The same investment decision may, however, be made for two or more of the Adviser's, BCM's and/or Baron Capital's accounts. In such event, simultaneous transactions are inevitable. Purchases and sales are averaged as to price where possible and allocated to account in a manner deemed equitable by the Adviser in conjunction with BCM and Baron Capital. This procedure could have a detrimental effect upon the price or value of the security for the Funds, but may have a beneficial effect.

     The investment advisory fee that the Funds pay to the Adviser is not reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services would by useful and of value to the Adviser in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would by useful to the Adviser in carrying out its obligations to the Funds.

CUSTODIAN,  TRANSFER  AGENT  AND DIVIDEND  AGENT

     The Bank of New York, 48 Wall Street, New York, NY, is the custodian for the Funds' cash and securities. DST Systems, Inc., CT-7 Tower, 1004 Baltimore, Kansas City, MO 64105, is the transfer agent and dividend agent for the Funds' shares. Neither institution assists in or is responsible for investment decisions involving assets of the Funds.

                              REDEMPTION OF SHARES

     The Funds expect to make all redemptions in cash, but have reserved the right to make payment, in whole or in part, in portfolio securities. Payment will be made other than all in cash if the Funds' Board of Trustees determines that economic conditions exist which would make payment wholly in cash detrimental to a particular fund's best interests. Portfolio securities to be so distributed, if any, would be selected in the discretion of the Funds' Board of Trustees and priced as described under "Determining Your Share Price" herein and in the Prospectus.

                                 NET  ASSET VALUE

     As more fully set forth in the Prospectus under "Determining Your Share Price," the net asset value per share of each Fund is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. The Exchange is open all week days that are not holidays, which it announces annually. The most recent announcement states it will not be open on New Year's Day, Martin Luther King, Jr.'s Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Securities traded on more than one national securities exchange are valued at the last sale price of the day as of which such value is being determined as reflected at the close of the exchange which is the principal market for such securities.

     U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price from the dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved by the Board of Trustees.

                                     TAXES

     Each Fund intends to qualify every year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Qualification as a regulated investment company relieves the Funds of Federal income taxes on the portion of their net investment income and net realized capital gains distributed to shareholders. The Funds intend to distribute virtually all of their net investment income and net realized capital gains at least annually to their respective shareholders.

     A non-deductible 4% excise tax will be imposed on a Fund to the extent that it does not distribute (including declaration of certain dividends), during each calendar year, (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income (the excess of short and long term capital gain over short and long term capital loss) for each one-year period ending October 31 and (iii) certain other amounts not distributed in previous years. Shareholders will be taxed during each calendar year on the full amount of such dividends distributed (including certain declared dividends not actually paid until the next calendar year).

     For Federal income tax purposes, distributions paid from net investment income and from any net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions paid from net capital gains are taxable as long-term capital gains, whether received in cash or shares and regardless of how long a shareholder has held the shares, and are not eligible for the dividends received deduction. Distributions of investment income (but not distributions of short-term or long-term capital gains) received by shareholders will qualify for the 70% dividends received deduction available to corporations to the extent designated by the Fund in a notice to each shareholder. Unless all of a Fund's gross income constitutes dividends from domestic corporations qualifying for the dividends received deduction, a portion of the distributions of investment income to those holders of that Fund which are corporations will not qualify for the 70% dividends received deduction. The dividends received deduction for corporate holders maybe further reduced if the shares with respect to which dividends are received are treated as debt-financed or deemed to have been held for less than forty-six (46) days.

     The Funds will send written notices to shareholders regarding the Federal income tax status of all distributions made during each calendar year as ordinary income or capital gain and the amount qualifying for the 70% dividends received deduction.

     The foregoing relates to Federal income taxation. Distributions may also be subject to state and local taxes. The Funds are organized as a Massachusetts business trust. Under current law, so long as the Funds qualify for the Federal income tax treatment described above, it is believed that they will not be liable for any income or franchise tax imposed by Massachusetts.

     Investors are urged to consult their own tax advisers regarding the application of Federal, state and local tax laws.

                        ORGANIZATION AND CAPITALIZATION
GENERAL

     Baron Asset Fund is an open-end investment company organized as a series fund and established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated February 19, 1987, as amended. The three series currently available are Baron Asset Fund, Baron Growth & Income Fund, and Baron Small Cap Fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable. Shareholder and Trustee Liability

     Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund or any series thereof. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Funds or Trustees. The Declaration of Trust provides for indemnification by a Fund for any loss suffered by a shareholder as a result of an obligation of that Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for an act or obligation of that Fund and satisfy any judgement thereon. Thus, the risk of a shareholder incurring financial loss on account or shareholder liability is limited to circumstances in which the Fund itself would be unable to meets its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgement or mistakes of fact or law, but nothing in the Declaration of trust protects a trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                                OTHER INFORMATION
INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019, has been selected as independent accountants of the Funds. Calculations of Performance Data

     Advertisements and other sales literature for the Funds may refer to average annual total return and actual return. Average annual total return is computed by finding the average annual compounded rates of return over a given period that would equate a hypothetical initial investment to the ending redeemable value thereof, as follows:

                P(1+T)^ = ERV

      Where:          P = a hypothetical initial payment of $1,000
                      T = average annual total return
                      ^ = number of years
                    ERV = ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

     Actual return is computed by measuring the percentage change between the net asset value of a hypothetical $1,000 investment in the Fund at the beginning of a period and the net asset value of that investment at the end of a period. The performance data used in advertisements does not give effect to a 2% contingent deferred sales charge that is no longer applicable.

     All performance calculations assume that dividends and distributions are reinvested at the net asset value on the appropriate reinvestment dates and include all recurring fees.

Computed in the manner described above, the performance of Baron Asset Fund has been:

                                            Average Annual Total                Actual Return (does not
                                            Return (prior to January            include the 2%
                                            1, 1992 includes the 2%             contingent deferred
                                            contingent deferred                 sales load)
                                            sales load where
                                            investment is less than
                                            3 years)

Year ended 12/31/97                         +33.9%                               +33.9%

Year ended 12/31/96                         +22.0%                               +22.0%

Year ended 12/31/95                         +35.3%                               +35.3%

Year ended 12/31/94                          +7.4%                                +7.4%

Year ended 12/31/93                         +23.5%                               +23.5%

Year ended 12/31/92                         +13.9%                               +13.9%

Year ended 12/31/91                         +32.0%                               +34.0%

Year ended 12/31/90                         -20.5%                               -18.5%

Year ended 12/31/89                         +23.0%                               +25.0%

Year Ended 12/31/88                         +32.4%                               +34.4%

Inception (06/12/87) to 12/31/97            +19.1%                              +530.6%

Inception (06/12/87) to 12/31/96            +17.6%                              +371.0%

Inception (06/12/87) to 12/31/95            +17.1%                              +286.2%

Inception (06/12/87) to 12/31/94            +14.9%                              +185.5%

Inception (06/12/87) to 12/31/93            +16.1%                              +165.8%

                                            Average Annual Total                Actual Return (does not
                                            Return (prior to January            include the 2%
                                            1, 1992 includes the 2%             contingent deferred
                                            contingent deferred                 sales load)
                                            sales load where
                                            investment is less than
                                            3 years)

Inception (06/12/87) to 12/31/92            +14.8%                              +115.2%

Inception (06/12/87) to 12/31/91            +15.0%                               +89.0%

Inception (06/12/87) to 12/31/90            +10.1%                               +41.0%

Inception (06/12/87) to 12/31/89            +23.4%                               +73.0%

Inception (06/12/87) to 12/31/88            +22.1%                               +38.4%

Five Years Ended 12/31/97                   +24.0%                              +193.0%


FOR BARON GROWTH & INCOME FUND THE PERFORMANCE HAS BEEN:


Year Ended 12/31/97                         +31.1%                               +31.1%

Year Ended 12/31/96                         +27.7%                               +27.7%

Year Ended 12/31/95                         +52.5%                               +52.5%

Three Years Ended 12/31/97                  +36.7%                              +155.4%
(From Inception 01/03/95)


FOR BARON SMALL CAP FUND THE PERFORMANCE HAS BEEN:

Quarter ended 12/31/97                       +3.1%                                +3.1%


     Performance results represent past performance and are not necessarily representative of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

     In addition to advertising average annual and actual return data, comparative performance information may be used in advertising materials about the Funds, including data and other information from Lipper Analytical Services, Inc., CDA Investment Technologies, Morningstar Inc., Money, Forbes, SEI, Ibbotson, No Load Investor, Growth Fund Guide, Fortune, Barron's, The New York Times, The Wall Street Journal, Changing Times, Medical Economics, Business Week, Consumer Digest, Dick Davis Digest, Dickenson's Retirement Letter, Equity Fund Outlook, Executive Wealth Advisor, Financial World, Investor's Daily, Time, Personal Finance, Investment Advisor, Smartmoney, Rukeyser, Kiplinger's, NAPFA News, US News, Bottomline, Investors Business Daily, Bloomberg Radio, CNBC, and/or USA Today. The Fund may also use comparative performance data from indexes such as the Dow Jones Industrial Average, Standard & Poor's 400, 500, Small Cap 600, 1,500, or Midcap 400, Value Line Index, Wilshire 4,500, 5000, or Small Cap; NASDAQ/OTC Composite, New York Stock Exchange; and the Russell 1000, 2000, 2500, 3000, 2000 Growth, 2000 Value, or Midcap. With respect to the rating services, the Fund may use performance information that ranks the Fund in any of the following categories: all funds, aggressive growth funds, value funds, mid-cap funds, small-cap funds, growth and income funds, equity income funds, and any combination of the above listed categories.

                                BARON ASSET FUND

                            PART C.OTHER INFORMATION
                            ------------------------

ITEM 24.     FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

             A. Financial Statements:
                Included in Part B of this Registration Statement:
                   Report of Independent Accountants
                   Statement of Net Assets at September 30, 1997
                   Statement of Assets and Liabilities at September 30, 1997 Statement of Operations for the Year Ended to
                         September 30, 1997
                   Statement of Changes in Net Assets for the Years Ended
                         September 30, 1997 and 1996
                   Notes to the Financial Statements
                   Supplementary Information (condensed financial information) (also included in Part A of this Registration Statement)

             B. Exhibits:
                   1. Declaration of Trust dated February 19, 1987.
                   2. By-laws dated February 19, 1987.
                   3. Inapplicable.
                   4. Specimen Share Certificates representing shares of
                          beneficial interest of $.01 par value.
                   5. (a) Investment Advisory Agreement between
                          Baron Asset Fund and BAMCO, Inc.
                      (b) Investment Advisory Agreement between
                          Baron Growth & Income Fund and BAMCO, Inc.
                      (c) Investment Advisory Agreement between
                          Baron Small Cap Fund and BAMCO, Inc.
                   6. Distribution Agreement with Baron Capital, Inc.
                   7. Inapplicable.
                   8. (a) Custodian Agreement with The Bank of New York.
                      (b) Fee Schedule for Exhibit 8(a).
                   9. (a) Transfer Agency Agreement with Supervised Services
                          Company, Inc.
                      (b) Fee Schedule for Exhibit 9(a).
                  10. Opinion and consent of counsel as to legality of shares being registered (filed with Rule 24f-2 Notice).
                  11. Consent of Independent Certified Public Accountants.
                  12. Inapplicable.
                  13. Letter agreement between the Registrant and the Purchaser of the Initial Shares.
                  14. (a) IRA Disclosure Statement.
                      (b) IRA Account Application.
                      (c) 5305-A Agreement.
                  15. Distribution Plan pursuant to Rule 12b-1.
                  16. Schedule for computation of performance quotations.
                  17. Power of Attorney.

ITEM 25.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The  following   diagram   indicates  the  persons  under  common  control  with
Registrant, all of which are incorporated in New York.

                                Ronald Baron
                                     |
                                     |
                                    90%
                                     |
                                     |
                           Baron Capital Group, Inc.
                               |               |
                              100%            100%
                               |               |
                        Baron Capital, Inc.     BAMCO, Inc.
                               |
                              100%
                               |
                               |
                     Baron Capital Management, Inc.


Baron Capital, Inc. serves as distributor of Registrant's shares and performs brokerage services for Registrant. BAMCO, Inc. serves as investment adviser to Registrant. Ronald Baron, President of Registrant, is the controlling shareholder of Baron Capital Group, Inc. and serves as President of all the above entities.

ITEM 26.     NUMBER OF HOLDERS OF SECURITIES (AS OF DECEMBER 31, 1997)

               (1)                                        (2)
  TITLE OF CLASS OF SERIES                   NUMBER OF SHAREHOLDERS (APPROX)
--------------------------------            ---------------------------------
  Shares of beneficial interest
  ($.01 par value),

  Baron Asset Fund                                   185,000
  Baron Growth & Income Fund                          35,000
  Baron Small Cap Fund                                25,000



ITEM 27.     INDEMNIFICATION

Article IV of Registrant's Declaration of Trust states as follows:

SECTION 4.1. NO PERSONAL LIABILITY OF SHAREHOLDERS, TRUSTEES, ETC.

No shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust of its shareholders, in connection with Trust Property of the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property, or to the Property of one or more specific series of the Trust if the claim arises from the conduct of such Trustee, officer, employee or agent with respect to only such Series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities, to which such shareholder may become subject by reason of his being or having been a shareholder, and shall reimburse such shareholder out of the Trust Property for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. Indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one of more Series whose shares were held by said shareholder at the time the act or event occurred which gave rise to the claim against or liability of said shareholder. The rights accruing to a shareholder under this Section 4.1 be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a shareholder in any appropriate situation even though not specifically provided herein.

SECTION 4.2. NON-LIABILITY OF TRUSTEES, ETC.

No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its shareholders, or to any shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

SECTION 4.3. MANDATORY INDEMNIFICATION.

(a)  Subject to the exceptions and limitations contained in paragraph (b) below:

     (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

     (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)  No indemnification shall be provided hereunder to a Trustee or an officer:

     (i) against any liability to the Trust or a Series thereof or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

     (ii) with respect to any matter as to which he shall have been finally adjudicated not the have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

     (iii)in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

          (A) by the court or other body approving the settlement or other disposition; or

(B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
     Section 4.3 may be advanced by the Trust or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

     (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or

     (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4.3, a  "Non-interested  Trustee" is one who is not
(i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

ITEM 28. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

     The business and other connections of BAMCO, Inc. is summarized under "The Adviser" in the Prospectus constituting Part A of the Registration Statement, which summary is incorporated herein by reference.

     The business and other connections of the officers and directors of BAMCO, Inc. is currently listed in the investment adviser registration on Form ADV for BAMCO, Inc. (File No. 801-29080) and is incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a)  Inapplicable.

     (b)

       (1)                                  (2)                            (3)
                                       Positions and                   Positions and
Name and Principal                     Offices with                    Offices with
Business Address                       Underwriter                     Registrant
------------------                    ----------------                ---------------

Ronald Baron                           Director and                    Trustee and
767 Fifth Avenue                       President                       President
New York, N.Y. 10153

Collin Baron                           Director                        None
855 Main Street
Bridgeport, CT 06604

Susan Robbins                          Director                        Vice President
767 Fifth Avenue                       and Vice President
New York, N.Y. 10153

Peggy Wong                             Treasurer                       Treasurer
767 Fifth Avenue
New York, N.Y. 10153

Morty Schaja                           Vice President                  Trustee and
767 Fifth Avenue                                                       Vice President
New York, N.Y. 10153

Clifford Greenberg                     Vice President                  Vice President
767 Fifth Avenue
New York, N.Y. 10153

Linda S. Martinson                     Secretary                       Trustee, Vice
767 Fifth Avenue                                                       President and
New York, N.Y. 10153                                                   Secretary

     (c)  Inapplicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     Certain  accounts,  books and other documents  required to be maintained by
Section 31 (a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, BAMCO, Inc. and Baron Capital, Inc., 767 Fifth Avenue, New York, NY 10153. Records relating to the duties of the Registrant's transfer agent are maintained by DST Systems, Inc. 1004 Baltimore Avenue, Kansas City, MO 64105 and of the Registrant's custodian are maintained by The Bank of New York, 48 Wall Street, New York, N.Y. 10015.

ITEM 31. MANAGEMENT SERVICES

     Inapplicable.

ITEM 32. UNDERTAKINGS

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Registrant undertakes to file an amendment to the Registration Statement which includes financial statements (which need not be certified) within four to six months from the effective date of Registrant's 1933 Act Registration Statement.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirement of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this post-effective amendment No. 13 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the day of January 28, 1998.


                                               BARON ASSET FUND


                                               By:  s/ Ronald Baron
                                                    --------------------------
                                                       Ronald Baron, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
post-effective amendment No. 14 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.


     SIGNATURES               TITLE                            DATE
     ----------               -----                            ----

s/ Ronald Baron               President (Principal             January 28, 1998
---------------------         Executive Officer) &
   Ronald Baron               Trustee

*s/ Raymond Noveck            Trustee                          January 28, 1998
---------------------
    Raymond Noveck

s/ Linda S. Martinson         Secretary,                       January 28, 1998
---------------------         Vice President & Trustee
   Linda S. Martinson



     SIGNATURES               TITLE                            DATE
     ----------               -----                            ----

s/ Peggy Wong                 Treasurer (Principal             January 28, 1998
------------------------      Financial & Accounting
   Peggy Wong                 Officer)


*s/ Mark M. Feldman           Trustee                          January 28, 1998
------------------------
    Mark M. Feldman


*s/ Norman S. Edelcup         Trustee                          January 28, 1998
------------------------
    Norman S. Edelcup


*s/ Charles N. Mathewson      Trustee                          January 28, 1998
------------------------
    Charles N. Mathewson


*s/ Irwin Greenberg           Trustee                          January 28, 1998
------------------------
    Irwin Greenberg


*s/ Daniel Tisch              Trustee                          January 28, 1998
------------------------
    Daniel Tisch


*s/ David A. Silverman        Trustee                          January 28, 1998
------------------------
    David A. Silverman


*s/ N. Elliott                Trustee                          January 28, 1998
------------------------
    N. Elliott


s/ M. Schaja                  Vice President &                 January 28, 1998
------------------------      Trustee
   M. Schaja

s/ C. Greenberg               Vice President                   January 28, 1998
------------------------
   C. Greenberg


*By: s/ Linda S. Martinson
     ---------------------
        Linda S. Martinson
    Attorney-in-fact pursuant to a power of attorney previously filed.

                                BARON ASSET FUND

                               Index to Exhibits

EXHIBIT NO.                TITLE OF EXHIBIT                             PAGE
-----------                ----------------                             ----

  1                        Declaration of Trust
  2                        By-laws                                       *
  4                        Specimen Certificates                         ***
                           Baron Asset Fund
                           Baron Growth & Income Fund
  5(a)                     Investment Advisory Agreement for             **
                           Baron Asset Fund
  5(b)                     Investment Advisory Agreement for             **
                           Baron Growth & Income Fund
  5(c)                     Investment Advisory Agreement for
                           Baron Small Cap Fund
  6                        Distribution Agreement                        **
  8(a)                     Custodian Contract                            *
  8(b)                     Fee Schedule for Exhibit 8(a)                 *
  9(a)                     Transfer Agency Agreement                     ***
  9(b)                     Fee Schedule for Exhibit 9(a)                 ***
  10                       Opinion and consent of counsel as             ^
                           to legality of shares being
                           registered (filed with Rule
                           24f-2 Notice)
  11                       Consent of Independent Accountants
  12                       Unaudited Financial Statement for
                           Baron Small Cap Fund
  13                       Letter agreement relating to                  *
                           inital capital
  14(a)                    IRA Disclosure Statement
  14(b)                    IRA Application
  15                       Distribution Plan pursuant to                 **
                           Rule 12b-1
  16(a,b,c)                Calculation of performance
  24                       Power of Attorney
  27(a)                    Financial Data Schedule for                   @
                           Baron Asset Fund
  27(b)                    Financial Data Schedule for                   @
                           Baron Growth & Income Fund
  27(c)                    Financial Data Schedule
                           Baron Small Cap Fund


*        Previously filed with Pre-Effective Amendment No. 1
**       Previously filed with Post-Effective Amendment No. 3
***      Previously filed with Post-Effective Amendment No. 5
****     Previously filed with Post-Effective Amendment No. 7
^        Previously filed with Rule 24f-2 Notice 11/97
@        Previously filed with Form NSAR for the period ended 09/30/97
